                                                                   EXHIBIT 10.45
                                 MATTEL, INC.

                           PERSONAL INVESTMENT PLAN

                          October 1, 2001 Restatement


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                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----
ARTICLE I GENERAL..............................................................1
     1.1  Plan Name............................................................1
     1.2  Plan Purpose.........................................................1
     1.3  Effective Date.......................................................1
     1.4  Plan Mergers.........................................................1
ARTICLE II DEFINITIONS.........................................................3
     2.1  Accounts.............................................................3
     2.2  Affiliated Company...................................................5
     2.3  After-Tax Contributions..............................................5
     2.4  Before-Tax Contributions.............................................5
     2.5  Beneficiary..........................................................6
     2.6  Board of Directors...................................................6
     2.7  Code.................................................................6
     2.8  Committee............................................................6
     2.9  Company..............................................................6
     2.10 Company Contributions................................................6
     2.11 Company Matching Contributions.......................................6
     2.12 Company Stock........................................................6
     2.13 Compensation.........................................................7
     2.14 Deferral Limitation..................................................8
     2.15 Distributable Benefit................................................9
     2.16 Early Retirement Date................................................9
     2.17 Effective Date.......................................................9
     2.18 Eligible Employee....................................................9
     2.19 Employee.............................................................9
     2.20 Employment Commencement Date........................................10
     2.21 ERISA...............................................................10
     2.22 Fort Wayne Plan.....................................................10
     2.23 F-P Savings Plan....................................................10
     2.24 Highly Compensated Employee.........................................10
     2.25 Hour of Service.....................................................13
     2.26 Investment Manager..................................................14
     2.27 Murray Hourly Employee..............................................14
     2.28 Normal Retirement...................................................14
     2.29 Normal Retirement Date..............................................14
     2.30 Participant.........................................................14
     2.31 Participation Commencement Date.....................................14
     2.32 Participating Company...............................................14
     2.33 Period of Severance.................................................15
     2.34 Plan................................................................15
     2.35 Plan Administrator..................................................15
     2.36 Plan Year...........................................................15
     2.37 Pleasant Plan.......................................................15

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     2.38 PrintPaks Plan......................................................15
     2.39 Severance Date......................................................15
     2.40 Total and Permanent Disability......................................16
     2.41 Trust or Trust Fund.................................................16
     2.42 Trustee.............................................................16
     2.43 Tyco Plan...........................................................16
     2.44 Valuation Date......................................................16
     2.45 Year of Service.....................................................17
ARTICLE III ELIGIBILITY AND PARTICIPATION.....................................18
     3.1  Eligibility to Participate..........................................18
     3.2  Commencement of Participation.......................................18
     3.3  Former Participants in F-P Savings Plan.............................19
     3.4  Former Participants in Tyco Plan....................................19
     3.5  Former Participants in PrintPaks Plan...............................19
     3.6  Former Participants in Pleasant Plan................................19
ARTICLE IV TRUST FUND.........................................................20
     4.1  Trust Fund..........................................................20
ARTICLE V EMPLOYEE CONTRIBUTIONS..............................................20
     5.1  Employee Contributions..............................................20
     5.2  Amount Subject to Election..........................................21
     5.3  Termination of, Change in Rate of, or Resumption of Deferrals.......22
     5.4  Limitation on Before-Tax Contributions by Highly Compensated
            Employees.........................................................23
     5.5  Provisions for Disposition of Excess Before-Tax Contributions by
            Highly Compensated Employees......................................26
     5.6  Provisions for Return of Annual Before-Tax Contributions in
            Excess of the Deferral Limitation.................................28
     5.7  Character of Amounts Contributed as Before-Tax Contributions........30
     5.8  Participant Transfer/Rollover Contributions.........................30
ARTICLE VI COMPANY CONTRIBUTIONS..............................................31
     6.1  General.............................................................31
     6.2  Requirement for Net Profits.........................................33
     6.3  Special Limitations on After-Tax Contributions and Company
            Matching Contributions............................................33
     6.4 Provision for Return of Excess After-Tax Contributions and Company Matching Contributions on Behalf of Highly Compensated Employees..36
     6.5  Forfeiture of Company Matching Contributions Attributable to Excess
            Deferrals or Contributions........................................38
     6.6  Investment and Application of Plan Contributions....................38
     6.7  Irrevocability......................................................40
     6.8  Company, Committee and Trustee Not Responsible for Adequacy of
             Trust Fund.......................................................40
ARTICLE VII PARTICIPANT ACCOUNTS AND ALLOCATIONS..............................41
     7.1  General.............................................................41
     7.2  Participants' Accounts..............................................41
     7.3  Revaluation of Participants' Accounts...............................41
     7.4  Treatment of Accounts Following Termination of Employment...........41
     7.5  Accounting Procedures...............................................42

ARTICLE VIII VESTING; PAYMENT OF PLAN BENEFITS................................42
     8.1  Vesting.............................................................42
     8.2  Distribution Upon Retirement........................................44
     8.3  Distribution Upon Death Prior to Termination of Employment..........45
     8.4  Death After Termination of Employment...............................46
     8.5  Termination of Employment Prior to Normal Retirement Date...........46
     8.6  Withdrawals.........................................................48
     8.7  Form of Distribution................................................52
     8.8  Election for Direct Rollover of Distributable Benefit to Eligible
            Retirement Plan...................................................52
     8.9  Designation of Beneficiary..........................................54
     8.10 Facility of Payment.................................................55
     8.11 Requirement of Spousal Consent......................................56
     8.12 Additional Documents................................................56
     8.13 Company Stock Distribution..........................................56
     8.14 Valuation of Accounts...............................................57
     8.15 Forfeitures; Repayment..............................................58
     8.16 Loans...............................................................59
     8.17 Special Rule for Disabled Employees.................................61
     8.18 Election for Fully Vested Employees Transferred to Fisher-Price,
          Inc. ...............................................................63
     8.19 Provision for Small Benefits........................................63
     8.20 Special Provisions Applicable to Tyco Plan Accounts.................63
     8.21 Special Provisions Applicable to PrintPaks Plan Accounts............64
     8.22 Special Provisions Applicable to Fort Wayne Plan Accounts...........65
     8.23 Special Provisions Applicable to Pleasant Plan Nonelective Account..65
ARTICLE IX OPERATION AND ADMINISTRATION OF THE PLAN...........................66
     9.1  Plan Administration.................................................66
     9.2  Committee Powers....................................................66
     9.3  Investment Manager..................................................68
     9.4  Periodic Review.....................................................68
     9.5  Committee Procedure.................................................68
     9.6  Compensation of Committee...........................................69
     9.7  Resignation and Removal of Members..................................69
     9.8  Appointment of Successors...........................................69
     9.9  Records.............................................................70
     9.10 Reliance Upon Documents and Opinions................................70
     9.11 Requirement of Proof................................................71
     9.12 Reliance on Committee Memorandum....................................71
     9.13 Multiple Fiduciary Capacity.........................................71
     9.14 Limitation on Liability.............................................71
     9.15 Indemnification.....................................................71
     9.16 Allocation of Fiduciary Responsibility..............................72
     9.17 Bonding.............................................................72
     9.18 Against Certain Actions.............................................73
     9.19 Plan Expenses.......................................................73

ARTICLE X SPECIAL PROVISIONS CONCERNING COMPANY STOCK EFFECTIVE AS
            OF OCTOBER 1, 1992................................................73
     10.1 Securities Transactions.............................................73
     10.2 Valuation of Company Securities.....................................74
     10.3 Allocation of Stock Dividends and Splits............................74
     10.4 Reinvestment of Dividends...........................................75
     10.5 Voting of Company Stock.............................................75
     10.6 Confidentiality Procedures..........................................76
     10.7 Securities Law Limitation...........................................76
ARTICLE XI MERGER OF COMPANY; MERGER OF PLAN..................................76
     11.1 Effect of Reorganization or Transfer of Assets......................76
     11.2 Merger Restriction..................................................76
ARTICLE XII PLAN TERMINATION AND DISCONTINUANCE OF CONTRIBUTIONS..............77
     12.1 Plan Termination....................................................77
     12.2 Discontinuance of Contributions.....................................77
     12.3 Rights of Participants..............................................78
     12.4 Trustee's Duties on Termination.....................................78
     12.5 Partial Termination.................................................79
     12.6 Failure to Contribute...............................................79
ARTICLE XIII APPLICATION FOR BENEFITS.........................................80
     13.1 Application for Benefits............................................80
     13.2 Action on Application...............................................80
     13.3 Appeals.............................................................80
ARTICLE XIV LIMITATIONS ON CONTRIBUTIONS......................................81
     14.1 General Rule........................................................81
     14.2 Annual Additions....................................................82
     14.3 Other Defined Contribution Plans....................................82
     14.4 Combined Plan Limitation (Defined Benefit Plan).....................82
     14.5 Adjustments for Excess Annual Additions.............................83
     14.6 Disposition of Excess Amounts.......................................85
     14.7 Affiliated Company..................................................85
ARTICLE XV RESTRICTION ON ALIENATION..........................................85
     15.1 General Restrictions Against Alienation.............................85
     15.2 Nonconforming Distributions Under Court Order.......................86
ARTICLE XVI PLAN AMENDMENTS...................................................87
     16.1 Amendments..........................................................87
     16.2 Retroactive Amendments..............................................88
     16.3 Amendment of Vesting Provisions.....................................88
ARTI15.2 VII TOP-HEAVY PROVISIONS.............................................88
     17.1 Minimum Company Contributions.......................................88
     17.2 Compensation........................................................89
     17.3 Top-Heavy Determination.............................................89
     17.4 Aggregation.........................................................91
ARTICLE XVIII MISCELLANEOUS...................................................92
     18.1 No Enlargement of Employee Rights...................................92
     18.2 Mailing of Payments; Lapsed Benefits................................92

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     18.3  Addresses..........................................................94
     18.4  Notices and Communications.........................................94
     18.5  Reporting and Disclosure...........................................94
     18.6  Governing Law......................................................94
     18.7  Interpretation.....................................................94
     18.8  Certain Securities Laws Rules......................................95
     18.9  Withholding for Taxes..............................................95
     18.10 Limitation on Company; Committee and Trustee Liability.............95
     18.11 Successors and Assigns.............................................95
     18.12 Counterparts.......................................................95

                            PERSONAL INVESTMENT PLAN

                                   ARTICLE I
                                    GENERAL

1.1  Plan Name.
     ---------

     This instrument evidences the terms of a tax-qualified retirement plan for the Eligible Employees of Mattel, Inc. and its participating affiliates to be known as the "Mattel, Inc. Personal Investment Plan" ("Plan").

1.2  Plan Purpose.
     ------------

     This Plan is intended to qualify under Code Section 401(a) as a profit sharing plan, although contributions may be made to the Plan without regard to profits, and with respect to the portion hereof intended to qualify as a Qualified Cash or Deferred Arrangement, to satisfy the requirements of Code
Section 401(k).

1.3  Effective Date.
     --------------

     The original effective date of this Plan is November 1, 1983. This amendment and restatement of the Plan reflects the provisions of the Plan as in effect as of October 1, 2001, except as otherwise expressly provided herein.

1.4  Plan Mergers.
     ------------

     Effective April 1, 1997, the Fisher-Price, Inc. Matching Savings Plan (the "F-P Savings Plan") has been merged with and into this Plan and the account balances under the former F-P Savings Plan have been transferred to corresponding accounts under this Plan as follows:

            F-P Savings Plan Account                      Corresponding Plan Account

Employee Contribution Account                      Before-Tax Contributions Account

Company Matching Account                           Company Matching Account

Discretionary Contribution Account                 Company Matching Account

Profit Sharing Account                             Transfer/Rollover Account

Rollover Contributions Account                     Transfer/Rollover Account

     Effective January 2, 1998, the Tyco Toys, Inc. 401(k) Savings Plan ("Tyco Plan") has been merged with and into this Plan and the account balances under the former Tyco Plan have been transferred to corresponding accounts under this Plan as follows:

                Tyco Plan Account                         Corresponding Plan Account

Deferral Contributions Account                     Tyco Before-Tax Contributions Account

Regular Matching Contributions Account             Tyco Company Matching Account

Rollover Contribution Account                      Transfer/Rollover Account

     Effective June 30, 2000, the PrintPaks, Inc. 401(k) Plan ("PrintPaks Plan") has been merged with and into this Plan and the account balances under the former PrintPaks Plan have been transferred to corresponding accounts under this Plan as follows:

             PrintPaks Plan Account                       Corresponding Plan Account

Elective Deferrals Account                         PrintPaks Before-Tax Contributions
                                                   Account

Matching Contributions Account                     PrintPaks Company Matching Account

Rollover Contributions Account                     Transfer/Rollover Account

     Effective December 15, 2000, the Mattel-Fort Wayne Hourly 401(k) Plan (the "Fort Wayne Plan") has been merged with and into this Plan and the account balances under the former Fort Wayne Plan have been transferred to corresponding accounts under this Plan as follows:

             Fort Wayne Plan Account                      Corresponding Plan Account

Elective Deferrals Account                         Fort Wayne Plan Before-Tax
                                                   Contributions Account

Matching Contributions Account                     Fort Wayne Plan Company Matching
                                                   Account

Nonelective Contributions Account                  Fort Wayne Plan Nonelective Account

Rollover Contributions Account                     Transfer/Rollover Account

     Effective October 1, 2001, the Pleasant Company Retirement Savings Plan (the "Pleasant Plan") has been merged with and into this Plan and the account balances under the former Pleasant Plan have been transferred to corresponding accounts under this Plan as follows:

              Pleasant Plan Account                       Corresponding Plan Account

Employer Nonelective Contributions                      Pleasant Plan Nonelective Account
Account

Rollover Contributions Account                          Transfer/Rollover Account


                                   ARTICLE II
                                  DEFINITIONS

2.1  Accounts.
     --------

          "Accounts" or "Participant's Accounts" means the following Plan accounts maintained by the Committee for each Participant as required by Article
VII:

          (a) "Before-Tax Contributions Account" shall mean the account established and maintained for each Participant under Article VII for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to Participant Before-Tax Contributions, and any earnings thereon, in accordance with Article V.

          (b) "After-Tax Contributions Account" shall mean the account established and maintained for each Participant under Article VII to reflect amounts held in the Trust Fund on behalf of such Participant which are attributable to Participant After-Tax Contributions and any earnings thereon, in accordance with Article V.

          (c) "Company Matching Account" shall mean the account established and maintained for each Participant under Article VII for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to Company Matching Contributions, and any earnings thereon, pursuant to
     Section 6.1(d).

          (d) "Company Contributions Account" shall mean the account established and maintained for each Participant under Article VII for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to Company Contributions, and any earnings thereon, pursuant to Section 6.1(a).

          (e) "Transfer/Rollover Account" shall mean the account established and maintained for each Participant under Article VII for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to amounts distributed to the Participant from any other plan qualified under Code Section 401(a), or from an Individual Retirement Account attributable to employer contributions under another plan qualified under Code Section 401(a), and any earnings on such amounts, as provided in Section 5.8.

          (f) "Tyco Before-Tax Contributions Account" shall mean the account established and maintained for each Participant under Article VII for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to Participant before-tax contributions to the Tyco Plan, and any earnings thereon, in accordance with Article V.

          (g) "Tyco Company Matching Account" shall mean the account established and maintained for each Participant under Article VII for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to matching contributions to the Tyco Plan, and any earnings thereon, in accordance with Article V.

          (h) "PrintPaks Before-Tax Contributions Account" shall mean the account established and maintained for each Participant under Article VII for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to Participant before-tax contributions to the PrintPaks Plan, and any earnings thereon, in accordance with Article V.

          (i) "PrintPaks Company Matching Account" shall mean the account established and maintained for each Participant under Article VII for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to matching contributions to the PrintPaks Plan, and any earnings thereon, in accordance with Article V.

          (j) "Fort Wayne Plan Before-Tax Contributions Account" shall mean the account established and maintained for each Participant under Article VII for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to Participant before-tax contributions to the Fort Wayne Plan, and any earnings thereon, in accordance with Article V.

          (k) "Fort Wayne Plan Company Matching Account" shall mean the account established and maintained for each Participant under Article VII for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to matching contributions to the Fort Wayne Plan, and any earnings thereon, in accordance with Article V.

          (l) "Fort Wayne Plan Nonelective Account" shall mean the account established and maintained for each Participant under Article VII for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to nonelective contributions to the Fort Wayne Plan, and any earnings thereon, in accordance with Article V.

          (m) "Pleasant Plan Nonelective Account" shall mean the account established and maintained for each Participant under Article VII for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to nonelective contributions to the Pleasant Plan, and earnings thereon, in accordance with Article V.

2.2  Affiliated Company.
     ------------------

     "Affiliated Company" shall mean:

          (a) Any corporation that is included in a controlled group of corporations, within the meaning of Section 414(b) of the Code, that includes the Company,

          (b) Any trade or business that is under common control with the Company within the meaning of Section 414(c) of the Code,

          (c) Any member of an affiliated service group, within the meaning of
     Section 414(m) of the Code, that includes the Company, and

          (d) Any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

2.3  After-Tax Contributions.
     -----------------------

     "After-Tax Contributions" shall mean those contributions by a Participant to the Trust Fund in accordance with Article V which do not qualify as Before-Tax Contributions.

2.4  Before-Tax Contributions.
     ------------------------

     "Before-Tax Contributions" shall mean those amounts contributed to the Plan as a result of a salary or wage reduction election made by the Participant in accordance with Article V, to the extent such contributions qualify for treatment as contributions made under a "qualified cash or deferred arrangement" within the meaning of Section 401(k) of the Code.

2.5  Beneficiary.
     -----------

     "Beneficiary" or "Beneficiaries" shall mean the person or persons last designated by a Participant as set forth in Section 8.9 or, if there is no designated Beneficiary or surviving Beneficiary, the person or persons designated in Section 8.9 to receive the interest of a deceased Participant in such event.

2.6  Board of Directors.
     ------------------

     "Board of Directors" shall mean the Board of Directors (or its delegate) of Mattel, Inc. as it may from time to time be constituted.

2.7  Code.
     ----

     "Code" shall mean the Internal Revenue Code of 1986, as in effect on the date of execution of this Plan document and as thereafter amended from time to time.

2.8  Committee.
     ---------

     "Committee" shall mean the Committee described in Article IX hereof.

2.9  Company.
     -------

     "Company" shall mean Mattel, Inc., or any successor thereof, if its successor shall adopt this Plan.

2.10  Company Contributions.
      ---------------------

     "Company Contributions" shall mean amounts paid by a Participating Company into the Trust Fund in accordance with Section 6.1(a).

2.11  Company Matching Contributions.
      ------------------------------

     "Company Matching Contributions" shall mean amounts paid by a Participating Company into the Trust Fund in accordance with Section 6.1(d).

2.12  Company Stock.
      -------------

     "Company Stock" shall mean whichever of the following is applicable:

          (a) So long as the Company has only one class of stock, that class of stock.

          (b) In the event the Company at any time has more than one class of stock, the class (or classes) of the Company's stock constituting "employer securities" as that term is defined in Section 409(1) of the Code.

2.13  Compensation.
      ------------

          (a) "Compensation" shall mean the full salary and wages (including overtime, shift differential and holiday, vacation and sick pay) and other compensation paid by a Participating Company during a Plan Year by reason of services performed by an Employee, subject, however, to the following special rules and to the provisions of Subsections 2.13(b) through (e):

               (i) Except as specified in (ii) below, fringe benefits and contributions by the Participating Company to and benefits under any employee benefit shall not be taken into account in determining compensation;

               (ii) Amounts deducted pursuant to authorization by an Employee or pursuant to requirements of law (including amounts of salary or wages deferred in accordance with the provisions of Section 5.1 and which qualify for treatment under Code Section 401(k) or amounts deducted pursuant to Code Section 125, 129 or 132(f)(4)) shall be included in "Compensation" except as specifically provided to the contrary elsewhere in this Plan;

               (iii) Amounts paid or payable by reason of services performed during any period in which an Employee is not a Participant under the Plan shall not be taken into account in determining Compensation;

               (iv) Amounts deferred by the Employee pursuant to non-qualified deferred compensation plans, regardless of whether such amounts are includable in the Employee's gross income for his current taxable year, shall not be taken into account in determining Compensation;

               (v) Amounts included in any Employee's gross income with respect to life insurance as provided by Code Section 79 shall not be taken into account in determining compensation; and

               (vi) Amounts paid to Employees as "bonuses" shall not be taken into account in determining compensation.

          (b) To the extent permitted by Code Section 415(c)(3), in the case of a Participant who ceases actively to perform services for a Participating Company prior to January 1, 1989 because such person has sustained a Total and Permanent Disability, such Participant shall be deemed to have "Compensation" to the extent provided in the provisions of Section 8.17(d), for the limited purposes of determining the amount of certain contributions to this Plan.

          (c) The term "Compensation," for purposes of Article XIV of this Plan, shall mean wages as defined in Section 3401(a) and all other payments of compensation to an Employee by the Company (in the course of the Company's trade or business) for which the Company is required to furnish the Employee a written statement under Code Sections 6041(d) and 6051(a)(3). Compensation for purposes of this Subsection (c) shall be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

          (d) In the event that this Plan is deemed a Top-Heavy Plan as set forth in Article XVII, the term "Compensation" shall not include amounts excluded by reason of and to the extent provided by Sections 17.1 and 17.2.

          (e) Effective for Plan Years commencing on and after January 1, 1994, the "Compensation" of any Employee taken into account under the Plan for any Plan Year shall not exceed $150,000 (or such adjusted amount as may be prescribed for such Plan Year pursuant to Section 401(a)(17) of the Code). Effective for Plan Years commencing on and after January 1, 2002, the "Compensation" of any Employee taken into account under the Plan for any Plan Year shall not exceed $200,000 (or such adjusted amount as may be prescribed for such Plan Year pursuant to Section 401(a)(17) of the Code).

2.14  Deferral Limitation.
      -------------------

     "Deferral Limitation" shall mean the dollar limitation on the exclusion of elective deferrals from a Participant's gross income under Section 402(g) of the Code, as in effect with respect to the taxable year of the Participant, or such greater limitation on the exclusion of elective deferrals permitted under
Section 5.2(f) and Section 414(v) of the Code, if applicable.

2.15  Distributable Benefit.
      ---------------------

     "Distributable Benefit" shall mean the vested interest of a Participant in this Plan which is determined and distributable in accordance with the provisions of Article VIII following the termination of the Participant's employment.

2.16  Early Retirement Date.
      ---------------------

     "Early Retirement Date" shall mean the later of the Participant's 55th birthday or the date on which the Participant completes three Years of Service.

2.17  Effective Date.
      --------------

     "Effective Date" shall mean November 1, 1983, which shall be the original effective date of this Plan.

2.18  Eligible Employee.
      -----------------

     "Eligible Employee" shall include any individual who (i) prior to October 1, 2001 is at least age twenty and one-half (20-1/2) or on or after October 1, 2001 is at least age twenty (20) and (ii) is employed by a Participating Company, except

          (a) any Employee who is covered by a collective bargaining agreement to which a Participating Company is a party if there is evidence that retirement benefits were the subject of good faith bargaining between the Participating Company and the collective bargaining representative, unless the collective bargaining agreement provides for coverage under this Plan,

          (b) any Employee who is a "leased employee," within the meaning of Code Section 414(n),

          (c) any Employee who is an intern, toy tester, department aide, associate retail services representative or in the following pay groups:
     AFL or MAG, or

          (d)  Contracted Labor.

2.19  Employee.
      --------

          (a) "Employee" shall mean each person currently employed in any capacity by the Company or Affiliated Company any portion of whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by the Company. The term "Employee" also includes a "leased employee," to the extent required by Code Section 414(n).

          (b) Although Eligible Employees are the only class of Employees eligible to participate in this Plan, the term "Employee" is used to refer to persons employed in a non-Eligible Employee capacity as well as Eligible Employee category. Thus, those provisions of this Plan that are not limited to Eligible Employees, such as those relating to Hours of Service, apply to both Eligible and non-Eligible Employees.

2.20  Employment Commencement Date.
      ----------------------------

     "Employment Commencement Date" shall mean each of the following:

          (a) The date on which an Employee first performs an Hour of Service in any capacity for the Company or an Affiliated Company with respect to which the Employee is compensated or is entitled to compensation by the Company or the Affiliated Company.

          (b) In the case of an Employee who has a one-year Period of Severance and who is subsequently reemployed by the Company or an Affiliated Company, the term "Employment Commencement Date" shall also mean the first day following such one-year Period of Severance on which the Employee performs an Hour of Service for the Company or an Affiliated Company with respect to which he is compensated or entitled to compensation by the Company or Affiliated Company.

2.21  ERISA.
      -----

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.22  Fort Wayne Plan.
      ---------------

     "Fort Wayne Plan" shall mean the Mattel-Fort Wayne Hourly 401(k) Plan, which was merged with and into this Plan effective December 15, 2000.

2.23  F-P Savings Plan.
      ----------------

     "F-P Savings Plan" shall mean the Fisher-Price, Inc. Matching Savings Plan, which was merged with and into this Plan effective April 1, 1997.

2.24  Highly Compensated Employee.
      ---------------------------

          (a) "Highly Compensated Employee" shall mean any Employee who performs services for the Company or an Affiliated Company during the Determination Year (as defined below) and who:

                (i) was at any time during the Determination Year or the Look Back Year a five percent (5%) owner described in Section 17.3; or
                (ii)  for the Look Back Year:
                      (A) received Compensation from the Company or an Affiliated Company in excess of eighty thousand dollars ($80,000) (adjusted for any cost-of-living increase as permitted by Section 414(q) of the Code); and
                      (B)  was in the "top-paid group."
     The determination of which Employees are Highly Compensated Employees shall be made in accordance with the provisions of Section 414(q) of the Code.
           (b) Determination of a Highly Compensated Employee shall be in accordance with the following definitions and special rules:
                (i) "Determination Year" means the Plan Year for which the determination of Highly Compensated Employee is being made.
                (ii) "Look Back Year" is the twelve (12) month period preceding the Determination Year.
                (iii) An Employee shall be treated as a 5% owner for any Determination Year or Look Back Year if at any time during such Year such Employee was a 5% owner (as defined in Section 17.3).
                (iv) An Employee is in the "top-paid group" of Employees for any Determination Year or Look Back Year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Compensation paid during such Year.
                (v) For purposes of this Section the term "Compensation" means Compensation as defined in Code Section 415(c)(3), as set forth in
          Section 2.13(c), without regard to the limitations of Section 2.13(e); provided, however, the determination under this Paragraph (vi) shall be made without regard to Code Sections 125, 132(f)(4), 402(a)(8), and 401(h)(1)(B), and in the case of Participant contributions made pursuant to a salary reduction agreement, without regard to Code
          Section 403(b).
                (vi) For purposes of determining the number of Employees in the "top-paid" group under this Section, the following Employees shall be excluded:

                      (A) Employees who have not completed six (6) months of service,
                      (B) Employees who normally work less than 17 1/2 hours per week,
                      (C) Employees who normally work not more than six (6) months during any Plan Year, and
                      (D)  Employees who have not attained age 20,
                      (E) Except to the extent provided in Treasury Regulations, Employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and the Company, and
                      (F) Employees who are nonresident aliens and who receive no earned income (within the meaning of Code Section 911(d)(2)) from the Company which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).
                      The Company may elect to apply Subparagraphs (A) through
               (D) above by substituting a shorter period of service, smaller number of hours or months, or lower age for the period of service, number of hours or months, or (as the case may be) than as specified in such Subparagraphs.
               (vii) A former Employee shall be treated as a Highly Compensated Employee if
                      (A) such Employee was a Highly Compensated Employee when such Employee incurred a severance, or
                      (B) such Employee was a Highly Compensated Employee at any time after attaining age fifty-five (55).
               (viii) Code Sections 414(b), (c), (m) and (o) shall be applied before the application of this Section. Also, the term "Employee" shall include "leased employees," within the meaning of Code Section 414(n), unless such leased Employee is covered under a "safe harbor" plan of the leasing organization and not covered under a qualified plan of the Affiliated Company.

          (c) To the extent permissible under Code Section 414(q), the Committee may determine which Employees shall be categorized as Highly Compensated Employees by applying a simplified method and calendar year election prescribed by the Internal Revenue Service.

2.25  Hour of Service.
      ---------------

          (a)  "Hour of Service" of an Employee shall mean the following:
               (i) Each hour for which the Employee is paid by the Company or an Affiliated Company or entitled to payment for the performance of services as an Employee.
               (ii) Each hour in or attributable to a period of time during which the Employee performs no duties (irrespective of whether he has terminated his Employment) due to a vacation, holiday, illness, incapacity (including pregnancy or disability), layoff, jury duty, military duty or a Leave of Absence, for which he is so paid or so entitled to payment, whether direct or indirect. However, no such hours shall be credited to an Employee if such Employee is directly or indirectly paid or entitled to payment for such hours and if such payment or entitlement is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws or is a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.
               (iii) Each hour for which he is entitled to back pay, irrespective of mitigation of damages, whether awarded or agreed to by the Company or an Affiliated Company, provided that such Employee has not previously been credited with an Hour of Service with respect to such hour under paragraphs (i) or (ii) above.
          (b) Hours of Service under Subsections (a)(ii) and (a)(iii) shall be calculated in accordance with Department of Labor Regulation 29 C.F.R. (S) 2530.200b-2(b). Hours of Service shall be credited to the appropriate computation period according to the Department of Labor Regulation (S) 2530.200b-2(c). However, an Employee will not be considered as being entitled to payment until the date when the Company or the

      Affiliated Company would normally make payment to the Employee for such Hour of Service.
2.26  Investment Manager.
      ------------------

      "Investment Manager" means the one or more Investment Managers, if any, that are appointed pursuant to Section 9.3.
2.27  Murray Hourly Employee.
      ----------------------

      "Murray Hourly Employee" shall mean an Employee at the Murray, Kentucky location of Mattel Operations, Inc. who is compensated on a per hour basis.
2.28  Normal Retirement.
      -----------------

      "Normal Retirement" shall mean a Participant's termination of employment on or after attaining the Plan's Normal Retirement Date.
2.29  Normal Retirement Date.
      ----------------------

      "Normal Retirement Date" shall be the Participant's sixty-fifth birthday.
2.30  Participant.
      -----------

      "Participant" shall mean any Eligible Employee who has satisfied the participation eligibility requirements set forth in Section 3.1 and has begun participation in this Plan in accordance with the provisions of Section 3.2.
2.31  Participation Commencement Date.
      -------------------------------

      "Participation Commencement Date" shall mean the day on which an Employee's participation in this Plan may commence in accordance with the provisions of Article III.
2.32  Participating Company.
      ---------------------

      "Participating Company" shall mean Mattel, Inc., Mattel Sales, Inc. and each other Affiliated Company (or similar entity) that has been granted permission by the Board of Directors to participate in this Plan, provided that contributions are being made hereunder for the Employees of such Participating Company. Permission to become a Participating Company shall be granted under such conditions and upon such conditions as the Board of Directors deems appropriate. Effective April 1, 1997, Fisher-Price, Inc. and each other adopting employer in the F-P Savings Plan shall be a Participating Company in this Plan. Effective January 2, 1998, Tyco Toys, Inc. and each other adopting employer in the Tyco Plan shall be a Participating Company in this Plan. Effective March 1, 1998, PrintPaks, Inc. and each other adopting employer in the PrintPaks Plan shall be a Participating Company in this Plan. Effective October 1, 2001, Pleasant Company and such other adopting employer in the Pleasant Plan shall be a Participating Company in this Plan.
2.33  Period of Severance.
      -------------------

      "Period of Severance" shall mean the period of time commencing on the Participant's Severance Date and continuing until the first day, if any, on which the Participant completes one or more Hours of Service following such Severance Date.
2.34  Plan.
      ----

      "Plan" shall mean the Mattel, Inc. Personal Investment Plan herein set forth, and as it may be amended from time to time.
2.35  Plan Administrator.
      ------------------

      "Plan Administrator" shall mean the administrator of the Plan, within the meaning of Section 3(16)(A) of ERISA. The Plan Administrator shall be Mattel, Inc.
2.36  Plan Year.
      ---------

      "Plan Year" shall mean the fiscal year of the Company. Effective as of January 1, 1992, the fiscal year of the Company is the twelve consecutive month period ending December 31.
2.37  Pleasant Plan.
      -------------

      "Pleasant Plan" shall mean the Pleasant Company Retirement Savings Plan, which was merged with and into this Plan effective October 1, 2001.
2.38  PrintPaks Plan.
      --------------

      "PrintPaks Plan" shall mean the PrintPaks, Inc. 401(k) Plan, which was merged with and into this Plan effective June 30, 2000.
2.39  Severance Date.
      --------------

      "Severance Date" shall mean the earlier of (a) the date on which an Employee quits, retires, is discharged, or dies; or (b) the first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) with the Company or an Affiliated Company for any reason other than quit, retirement, discharge or death (such as vacation, holiday, sickness, disability, leave of absence or layoff).

      In the case of an Employee who has a maternity or paternity absence described in Code Sections 410(a)(5)(E) and 411(a)(6)(E), the Employee's Period of Severance will begin on the second anniversary of the date the Employee is first absent for a maternity or paternity leave, provided the Employee does not perform an Hour of Service during such period. The first one-year period of the absence will be included in the Employee's period of service and the second one-year period is neither part of the period of service nor part of the Period of Severance. The Committee may require that the Employee furnish such timely information as the Committee may reasonably require to establish that the absence from work is for such a maternity or paternity absence, and the number of days for which there was such an absence.
2.40  Total and Permanent Disability.
      ------------------------------

      An individual shall be considered to be suffering from a Total and Permanent Disability if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months. An individual's disabled status shall be determined by the Committee, based on such evidence as the Committee determines to be sufficient. The rules of this Section 2.44 shall be applied by the Committee in accordance with Treasury Regulations, if any, promulgated under Code Section 415 or Code Section 22(e)(3).
2.41  Trust or Trust Fund.
      -------------------

      "Trust" or "Trust Fund" shall mean the one or more trusts created for funding purposes under the Plan.
2.42  Trustee.
      -------

      "Trustee" shall mean the corporation appointed by the Company to act as Trustee of the Trust Fund, or any successor or other corporation acting as a trustee of the Trust Fund.
2.43  Tyco Plan.
      ---------

     "Tyco Plan" shall mean the Tyco Toys, Inc. 401(k) Savings Plan, which was merged with and into this Plan effective January 2, 1998.
2.44  Valuation Date.
      --------------

      "Valuation Date" shall mean the last day of each calendar month and such additional dates as may be determined in rules prescribed by the Committee.

2.45  Year of Service.
      ---------------

      "Year of Service" means three hundred sixty five (365) days included in a period of service recognized under this Section 2.45.
          (a) Subject to the succeeding provisions of this Section 2.45, a Participant shall be credited with a period of service equal to the elapsed time between his Employment Commencement Date and his subsequent Severance Date.
          (b) A Participant additionally shall receive credit for a Period of Severance in computing his service hereunder if such Participant completes an Hour of Service prior to the first anniversary of his Severance Date. Except as provided in this Section 2.45(b), a Period of Severance shall not be included in a Participant's period of service hereunder.
          (c) If a Participant who does not have any vested interest in his accounts under the Plan has five (5) consecutive one-year Periods of Severance, any prior period of service shall be disregarded for all purposes of the Plan. Periods of service credited under this Section 2.45 before such five (5) consecutive one-year Periods of Severance shall not include any period or periods of service that are not required to be taken into account under this Section 2.45(c) by reason of any prior Periods of Severance.
          (d) The number of a Participant's Years of Service for vesting shall be determined by reference to each three hundred sixty five day period of service recognized under this Section 2.45, whether or not consecutive.
          (e) Notwithstanding any other provision of this Plan, service performed by Employees for employers other than the Company or Affiliated Companies may be taken into account in computing service for any purpose of this Plan to the extent and in the manner determined by resolution of the Committee in its sole discretion.
          (f) Notwithstanding any other provision of this Plan, service performed for an Affiliated Company prior to such entity becoming an Affiliated Company may be taken into account for purposes of computing service for any purpose of this Plan to the extent and in the manner determined by resolution of the Board of Directors of the Company in its sole discretion.
          (g) In the case of a Participant who was actively employed by Tyco Toys, Inc. or its affiliates on the date of acquisition of Tyco Toys, Inc. by the Company, service performed by such Participant for Tyco Toys, Inc. and its affiliates for periods prior to the date of such acquisition shall be taken into account for purposes of determining such Participant's vested interest in his Accounts under this Plan.
          (h) In the case of a Participant who was actively employed by PrintPaks, Inc. or its affiliates on the date of acquisition of PrintPaks, Inc. by the Company, service performed by such Participant for PrintPaks, Inc. and its affiliates for periods prior to the date of such acquisition shall be taken into account for purposes of determining such Participant's vested interest in his Accounts under this Plan.
          (i) In the case of a Participant who was actively employed by Pleasant Company or its affiliates on the date of acquisition of Pleasant Company by the Company, service performed by such Participant for Pleasant Company and its affiliates for periods prior to the date of such acquisition shall be taken into account for purposes of determining such Participant's vested interest in his Accounts under this Plan.

                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION

3.1   Eligibility to Participate.
      --------------------------

          (a) Every Eligible Employee who is not a Murray Hourly Employee shall become eligible to participate in the Plan on the date he becomes an Eligible Employee. Every Eligible Employee who is a Murray Hourly Employee shall become eligible to participate in the Plan on the later of (i) the date he becomes an Eligible Employee or (ii) the date he completes ninety
      (90) days of service.
          (b) If an Eligible Employee ceases to be an Eligible Employee he shall again become eligible to participate in the Plan on the date he again becomes an Eligible Employee.
          (c) Notwithstanding the preceding rules of this Section 3.1, the actual date upon which an Employee will commence participation will be determined pursuant to the rules of Section 3.2.
3.2   Commencement of Participation.
      -----------------------------

          (a) Each Eligible Employee shall be entitled automatically to commence participation in this Plan with respect to the Company Contributions described in Section 6.1(a) and (b).

          (b) From January 1, 1987 to June 30, 1988, each Eligible Employee shall be entitled to commence Employee contributions as set forth in
      Article V and Company Matching Contributions as set forth in Section 6.1(d) on the January 1 after their Employment Commencement Date.
          (c) Effective July 1, 1988, each Eligible Employee shall be entitled to commence After-Tax Contributions and Company Matching Contributions as set forth in Section 6.1(d) as of the date he becomes an Eligible Employee.
          (d) Effective January 1, 1989, each Eligible Employee shall be entitled to commence Before-Tax Contributions and Company Matching Contributions as set forth in Section 6.1(d) as of the date he becomes an Eligible Employee.
          (e) The Committee may prescribe such rules as it deems necessary or appropriate regarding times and procedures for Participants to make elections to contribute a portion of Compensation as provided in Section 5.1.
3.3   Former Participants in F-P Savings Plan.
      ---------------------------------------

      Notwithstanding anything in this Article to the contrary, any individual who was a participant in the F-P Savings Plan on March 31, 1997 shall automatically become a Participant in this Plan effective as of April 1, 1997.
3.4   Former Participants in Tyco Plan.
      --------------------------------

      Notwithstanding anything in this Article to the contrary, any individual who was a participant in the Tyco Plan on December 31, 1997, shall automatically become a Participant in this Plan effective as of January 1, 1998.
3.5   Former Participants in PrintPaks Plan.
      -------------------------------------

      Notwithstanding anything in this Article to the contrary, any individual who was a participant in the PrintPaks Plan on February 28, 1998, shall automatically become a Participant in this Plan effective as of March 1, 1998.
3.6   Former Participants in Pleasant Plan.
      ------------------------------------

      Notwithstanding anything in this Article to the contrary, any individual who was a participant in the Pleasant Plan on September 30, 2001, shall automatically become a Participant in this Plan effective as of October 1, 2001.

                                  ARTICLE IV
                                  TRUST FUND

4.1  Trust Fund.
     ----------

          (a) The Company has entered into a Trust Agreement for the establishment of a Trust to hold the assets of the Plan. Simultaneously with the establishment of this Plan the Company shall pay to the Trustee a specified sum of money as its initial contribution to the Trust Fund. The Trustee shall acknowledge receipt of this contribution and shall agree to hold and administer this contribution together with such additional funds and assets that may be subsequently deposited with the Trustee pursuant to the terms of this Plan.
          (b) The Trust Fund is authorized to invest in either Company Stock or such other assets as the Committee or the Investment Manager (if applicable) may direct. Participants may direct the investment of the assets in their Accounts in the Trust Fund from among the acceptable investment alternatives which the Committee may from time to time make available.
          (c) The Committee shall not be required to engage in any transaction, including without limitation, directing the purchase or sale of Company Stock, which it determines in its sole discretion, might tend to subject itself, its members, the Plan, the Company, or any Participant to liability under federal or state securities law.

                                   ARTICLE V
                            EMPLOYEE CONTRIBUTIONS

5.1  Employee Contributions.
     ----------------------

     In accordance with rules which the Committee shall prescribe from time to time, each Participant shall be given an opportunity to elect to have a percentage of his or her Compensation contributed to the Plan. A contribution election by a Participant shall remain in effect from year to year (notwithstanding salary or wage rate changes) until changed by the Participant. Effective January 1, 1987, at the election of the Participant, contributions shall be made as Before-Tax Contributions, After-Tax Contributions or a combination thereof.

5.2  Amount Subject to Election.
     --------------------------

          (a) Effective for Plan Years commencing on and after January 1, 1989, but prior to January 1, 1997, and for the period January 1, 1997 through March 31, 1997, subject to the limitations of this Article V, the amount of an individual's Compensation that may be contributed subject to the election provided in Section 5.1 shall be a whole percentage of the individual's Compensation, which percentage is not less than one percent (1%) nor more than the difference between (i) the Participant's Company Contributions percentage determined under Section 6.1(a) and (ii) seventeen percent (17%).
          (b) Effective April 1, 1997, but prior to January 1, 2002, subject to the limitations of this Article V, the amount of a Participant's Compensation that may be contributed subject to the election provided in
     Section 5.1 shall be a whole percentage of the Participant's Compensation, which percentage is not less than one percent (1%) nor more than: (i) in the case of a Participant employed by Fisher-Price, Inc. or the Mattel Operations-East Aurora, Mattel Operations-Medina or Mattel Operations-Murray divisions, fifteen percent (15%); and (ii) in the case of any other Participant, the difference between (x) the Participant's Company Contributions percentage determined under Section 6.1(a) and (y) seventeen percent (17%).
          (c) Effective January 1, 2002, subject to the limitations of Article V, the amount of a Participant's Compensation that may be contributed subject to the election provided in Section 5.1 shall be a whole percentage of the Participant's Compensation, which percentage is not less than one percent (1%) nor more than (i) in the case of a Highly Compensated Employee, twenty percent (20%) or (ii) in the case of a Participant who is not a Highly Compensated Employee, eighty percent (80%).
          (d) No Participant shall be permitted to make Before-Tax Contributions in excess of the Deferral Limitation. Any election by a Participant to make Before-Tax Contributions shall be deemed to include an election to automatically substitute After-Tax Contributions for such Before-Tax Contributions, effective for the period starting on the date immediately following

     December 31. In the event a Participant's Before-Tax Contributions exceed the Deferral Limitation, excess contributions shall be subject to the provisions of Section 5.6.
          (e) For purposes of satisfying one of the tests described under
     Section 5.4 and Section 6.3, the Committee may prescribe such rules as it deems necessary or appropriate regarding the maximum amount that a Participant may elect to contribute and the timing of such an election. These rules may prescribe a maximum percentage of Compensation that may be contributed, or may provide that the maximum percentage of Compensation that a Participant may contribute will be a lower percentage of his Compensation above a certain dollar amount of Compensation than the maximum deferral percentage below that dollar amount of Compensation. These rules shall apply to all individuals eligible to make the election described in
     Section 5.1, except to the extent that the Committee prescribes special or more stringent rules applicable only to Highly Compensated Employees.
          (f) Notwithstanding the foregoing, all employees who are eligible to make Before-Tax Contributions under this Plan and who have attained age fifty (50) before the close of a Plan Year shall be eligible to make catch-up contributions during such Plan Year in accordance with, and subject to the limitations of, Code Section 414(v). Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Section 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b) or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.
5.3  Termination of, Change in Rate of, or Resumption of Deferrals.
     -------------------------------------------------------------

          (a) A Participant may at any time submit a request to the Committee to terminate his contributions made pursuant to this Article V.
          (b) A Participant may at any time (but not more frequently than once every two weeks) submit a request to the Committee to alter the rate of, or resume his contributions made pursuant to this Article V.
          (c) A request for termination, alteration, or resumption or alteration of the rate of contributions shall be in form satisfactory to the Committee. The Committee may require at least thirty (30) days notice prior to commencement of the payroll period for which such change is to be effective.
5.4  Limitation on Before-Tax Contributions by Highly Compensated Employees.
     ----------------------------------------------------------------------

     With respect to each Plan Year, Participant Before-Tax Contributions under the Plan for the Plan Year shall not exceed the limitations on contributions on behalf of Highly Compensated Employees under Section 401(k) of the Code, as provided in this Section. In the event that Before-Tax Contributions under this Plan on behalf of Highly Compensated Employees for any Plan Year exceed the limitations of this Section for any reason, such excess contributions and any income allocable thereto shall be returned to the Participant or recharacterized as Participant After-Tax Contributions, as provided in Section 5.5.
          (a) The Before-Tax Contributions by a Participant for a Plan Year shall satisfy the Average Deferral Percentage test set forth in (i)(A) below, or the alternative Average Deferral Percentage test set forth in
     (i)(B) below. To the extent required by regulations under Code Section 401(m), the Before-Tax Contributions by a Participant for any Plan Year ending prior to January 1, 2002, also shall satisfy the test identified in
     (ii) below.
               (i) (A) The "Actual Deferral Percentage" for Eligible Employees who are Highly Compensated Employees for a Plan Year shall not be more than the "Actual Deferral Percentage" of all other Eligible Employees for the Comparison Year multiplied by 1.25, or
               (i) (B) The excess of the "Actual Deferral Percentage" for Eligible Employees who are Highly Compensated Employees for a Plan Year over the "Actual Deferral Percentage" for all other Eligible Employees for the Comparison Year shall not be more than two (2) percentage points, and the "Actual Deferral Percentage" for Eligible Employees who are Highly Compensated Employees for a Plan Year shall not be more than the "Actual Deferral Percentage" of all other Eligible Employees for the Comparison Year multiplied by 2.00.
               (ii) The Average Contribution Percentage for any Plan Year ending prior to January 1, 2002 for Highly Compensated Employees eligible to participate in this Plan and a plan of the Company or an Affiliated

               Company that is subject to the limitations of Section 401(m) of the Code including, if applicable, this Plan, shall be reduced in accordance with Section 6.4, to the extent necessary to satisfy the requirements of Treasury Regulations Section 1.401(m)-2. The multiple use test described in Treasury Regulations Section 1.401(m)-2 shall not apply for Plan Years beginning after December 31, 2001.
     The "Comparison Year" is the Plan Year being tested.
          (b) For the purposes of the limitations of this Section 5.4, the following definitions shall apply:
               (i) "Actual Deferral Percentage" means, with respect to Eligible Employees who are Highly Compensated Employees and all other Eligible Employees for a Plan Year, the average of the ratios, calculated separately for each Eligible Employee in such group, of the amount of Before-Tax Contributions under the Plan allocated to each Eligible Employee for such Plan Year to such Employee's "Compensation" for such Plan Year. An Eligible Employee's Before-Tax Contributions may be taken into account for purposes of determining his Actual Deferral Percentage for a particular Plan Year only if such Before-Tax Contributions relate to Compensation that either would have been received by the Eligible Employee in the Plan Year (but for the deferral election), or is attributable to services performed in the Plan Year and would have been received by the Eligible Employee within two and one-half (2 1/2) months after the close of the Plan Year (but for the deferral election), and such Before-Tax Contributions are allocated to the Eligible Employee as of a date within that Plan Year. For purposes of this rule, an Eligible Employee's Before-Tax Contributions shall be considered allocated as of a date within a Plan Year only if (A) the allocation is not contingent upon the Eligible Employee's participation in the Plan or performance of services on any date subsequent to that date, and (B) the Before-Tax Contribution is actually paid to the Trust no later than the end of the twelve month period immediately following the Plan Year to which the contribution relates. To the extent determined by the Committee and in accordance with regulations issued by the Secretary of the Treasury, contributions on behalf of an

          Eligible Employee that satisfy the requirements of Code Section 401(k)(3)(C)(ii) may also be taken into account for the purpose of determining the Actual Deferral Percentage of such Eligible Employee.
               (ii) "Compensation" means Compensation determined by the Committee in accordance with the requirements of Section 414(s) of the Code, including, to the extent elected by the Committee, amounts deducted from an Employee's wages or salary that are excludable from income under Sections 125, 129, 132(f)(4) or 402(a)(8) of the Code.
          (c) In the event that as of the last day of a Plan Year this Plan satisfies the requirements of Section 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans which include arrangements under Code Section 401(k), then this Section 5.4 shall be applied by determining the Actual Deferral Percentages of Eligible Employees as if all such plans were a single plan, in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code.
          (d) For the purposes of this Section, the Actual Deferral Percentage for any Highly Compensated Employee who is a participant under two or more Code Section 401(k) arrangements of the Company or an Affiliated Company shall be determined by taking into account the Highly Compensated Employee's Compensation under each such arrangement and contributions under each such arrangement which qualify for treatment under Code Section 401(k), in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code.
          (e) For purposes of this Section, the amount of Before-Tax Contributions by a Participant who is not a Highly Compensated Employee for a Plan Year shall be reduced by any Before-Tax Contributions in excess of the Deferral Limitation which have been distributed to the Participant under Section 5.6, in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code.
          (f) The determination of the Actual Deferral Percentage of any Participant shall be made after applying the provisions of Section 14.5 relating to certain limits on Annual Additions under Section 415 of the Code.

          (g) The determination and treatment of Before-Tax Contributions and the Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.
          (h) The Committee shall keep or cause to have kept such records as are necessary to demonstrate that the Plan satisfies the requirements of Code
     Section 401(k) and the regulations thereunder, in accordance with regulations prescribed by the Secretary of the Treasury.
5.5  Provisions for Disposition of Excess Before-Tax Contributions by Highly
     -----------------------------------------------------------------------
     Compensated Employees.
     ---------------------

          (a) The Committee shall determine, as soon as is reasonably possible following the close of each Plan Year, the extent, if any, to which deferral treatment under Code Section 401(k) may not be available for Before-Tax Contributions by Highly Compensated Employees. If, pursuant to the determination by the Committee, any or all of a Participant's Before-Tax Contributions are not eligible for tax-deferral treatment, then any excess Before-Tax Contributions shall be disposed of in accordance with (i) below or any Excess Before-Tax Contribution and any income for the Plan Year ("Non-Gap Period Income") allocable thereto shall be disposed of in accordance with (ii) below.
              (i) To the extent permissible under Section 6.3, excess Before-Tax Contributions by the Highly Compensated Employee in a Plan Year may be recharacterized as After-Tax Contributions for the Plan Year not later than two and one-half (2-1/2) months following the close of the Plan Year. Any recharacterization shall be effective retroactive to the date of the Highly Compensated Employee's earliest Before-Tax Contributions during the Plan Year in which the excess Before-Tax Contributions were made. To the extent required by Treas. Reg. Section 1.401(k)-1(f)(3), Before-Tax Contributions recharacterized as After-Tax Contributions shall continue to be treated as Before-Tax Contributions for purposes of Article VIII.
              (ii) To the extent a Participant's Before-Tax Contributions cannot be recharacterized in accordance with (i) above, any excess Before-Tax Contributions (and any Non-Gap Period income allocable thereto) in a Plan Year shall, if administratively feasible, be distributed to the Participant not later than two and one-half (2-1/2) months following the close of the Plan Year in which such excess Before-Tax Contributions were made, but in any event no later than the close of the first Plan Year following the Plan Year in which such excess Before-Tax Contributions were made after withholding any applicable income taxes due on such amounts.
          (b) For purposes of this Section, the amount of excess Before-Tax Contributions to be distributed to a Participant for a Plan Year or recharacterized shall be reduced by the amount of any Before-Tax Contributions in excess of the Deferral Limitation (for the Participant's taxable year that ends with or within the Plan Year) which have been distributed to the Participant under Section 5.6, in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code.
          (c) The Committee shall determine the aggregate amount of any excess Before-Tax Contributions by Highly Compensated Employees for a Plan Year by application of the leveling method set forth in Treasury Regulation Section 1.401(k)-1(f)(2) under which the Deferral Percentage of the Highly Compensated Employee who has the highest Deferral Percentage for such Plan Year is reduced to the extent required (i) to enable the Plan to satisfy the Actual Deferral Percentage test, or (ii) to cause such Highly Compensated Employee's Deferral Percentage to equal the Deferral Percentage of the Highly Compensated Employee with the next highest Deferral Percentage. The recharacterization or distribution (as the case may be) of any excess Before-Tax Contributions shall be made on the basis of the dollar amounts (rather than the individual Deferral Percentages) of the Before-Tax Contributions by Highly Compensated Employees, beginning with the highest such amount.
          (d) For purposes of satisfying the Actual Deferral Percentage test, Non-Gap Period income allocable to a Participant's excess Before-Tax Contributions, as determined under (b) above, shall be determined in accordance with any reasonable method used by the Plan for allocating income to Participant Accounts, provided such method does not discriminate in favor of Highly Compensated Employees and is consistently applied to all Participants for all corrective distributions or recharacterizations under the Plan for a Plan Year. The Committee shall not be liable to any Participant (or his Beneficiary, if applicable) for any losses caused by misestimating the amount of any Before-Tax Contributions in excess of the limitations of this Article V and any income allocable to such excess.
          (e) To the extent required by regulations under Section 401(k) or 415 of the Code, any excess Before-Tax Contributions with respect to a Highly Compensated Employee shall be treated as Annual Additions under Article XIV for the Plan Year for which the excess Before-Tax Contributions were made, notwithstanding the distribution or recharacterization of such excess in accordance with the provisions of this Section.
5.6  Provisions for Return of Annual Before-Tax Contributions in Excess of the
     -------------------------------------------------------------------------
     Deferral Limitation.
     -------------------

          (a) In the event that due to error or otherwise, a Participant's Before-Tax Contributions under this Plan exceed the Deferral Limitation for any calendar year (but without regard to amounts of compensation deferred under any other plan), the excess Before-Tax Contributions for the Plan Year, if any, together with any Non-Gap Period income allocable to such amount shall be distributed to the Participant on or before the first April 15 following the close of the calendar year in which such excess contribution is made. The amount of excess Before-Tax Contributions that may be distributed to a Participant under this Section for any taxable year shall be reduced by any excess Before-Tax Contributions previously distributed or recharacterized in accordance with Section 5.5 for the Plan Year beginning with or within such taxable year.
               (i) Income on Before-Tax Contributions in excess of the Deferral Limitation shall be calculated in accordance with Section 5.5(e), except calculations of allocable Non-Gap Period income shall be made with reference to the calendar year (if the Plan Year is not the calendar year).
               (ii) For the 1987 calendar year only, income shall be calculated on a reasonable and consistent basis; provided, however, if there is a loss allocable to the excess Before-Tax Contributions, the amount distributed shall be the excess amount adjusted to reflect such loss.

               (iii) The Committee shall not be liable to any Participant or his Beneficiary, if applicable, for any losses caused by misestimating the amount of any Before-Tax Contributions in excess of the limitations of this
          Article V and any income allocable to such excess.
          (b) If in any calendar year a Participant makes Before-Tax Contributions under this Plan and additional elective deferrals, within the meaning of Code Section 402(g)(3), under any other plan maintained by the Company or an Affiliated Company, and the total amount of the Participant's elective deferrals under this Plan and all such other plans exceed the Deferral Limitation, the Company and each Affiliated Company maintaining a plan under which the Participant made any elective deferrals shall notify the affected plans in writing, and corrective distributions of the excess elective deferrals, and any income allocable thereto, shall be made from one or more such plans, to the extent determined by the Company and each Affiliated Company. The determination of the amount of a Participant's elective deferrals for any calendar year shall be made after applying the provisions of Section 14.5 relating to certain limits on Annual Additions under Section 415 of the Code. All corrective distributions of excess elective deferrals shall be made on or before the first April 15 following the close of the calendar year in which the excess elective deferrals were made.
          (c) In accordance with rules and procedures as may be established by the Committee, a Participant may submit a claim to the Committee in which he certifies in writing the specific amount of his Before-Tax Contributions for the preceding calendar year which, when added to amounts deferred for such calendar year under any other plans or arrangements described in
     Section 401(k), 408(k) or 403(b) of the Code (other than a plan maintained by the Company or an Affiliated Company), will cause the Participant to exceed the Deferral Limitation for the calendar year in which the deferral occurred. Any such claim must be submitted to the Committee no later than the March 1 of the calendar year following the calendar year of deferral. To the extent the amount specified by the Participant does not exceed the amount of the Participant's Before-Tax Contributions under the Plan for the applicable calendar year, the Committee shall treat the amount specified by the Participant in his claim as a Before-Tax Contribution in excess of the Deferral Limitation for such calendar year and return such excess and any income allocable thereto to the Participant, as provided in (a) above. In the event that for any reason such Participant's Before-Tax Contributions in excess of the Deferral Limitation for any calendar year are not distributed to the Participant by the time prescribed in (a) above, such excess shall be held in the Participant's Before-Tax Contribution Account until distribution can be made in accordance with the provisions of this Plan.
          (d) To the extent required by regulations under Section 402(g) or 415 of the Code, Before-Tax Contributions with respect to a Participant in excess of the Deferral Limitation shall be treated as Annual Additions under Article XIV for the Plan Year for which the excess contributions were made, notwithstanding the distribution of such excess in accordance with the provisions of this Section.
5.7  Character of Amounts Contributed as Before-Tax Contributions.
     ------------------------------------------------------------

     Unless otherwise specifically provided to the contrary in this Plan, amounts deferred pursuant to a Participant's election to make Before-Tax Contributions in accordance with Section 5.1 (and which qualify for treatment under Code Section 401(k) and are contributed to the Trust Fund pursuant to
Article VI) shall be treated, for federal and state income tax purposes, as Participating Company contributions.
5.8  Participant Transfer/Rollover Contributions.
     -------------------------------------------

     Effective as of an Eligible Employee's Employment Commencement Date, or such later date as may be determined by the Administrator, amounts, if any, distributed to such Eligible Employee or payable to such Eligible Employee from another plan that satisfies the requirements of Code Section 401(a), or held in an individual retirement account which is attributable solely to a rollover contribution within the meaning of Code Section 408(d)(3), may be transferred to this Plan, including by direct rollover from another plan that satisfies the requirements of Code Section 401(a), and credited to the Participant's Transfer/Rollover Account in accordance with Code Section 402 and rules which the Committee shall prescribe from time to time; provided, however, the Committee determines that the continued qualification of this Plan under Code
Section 401(a) or 401(k) would not be adversely affected by such transfer, or would cause this Plan to become a "transferee plan," within the meaning of Code
Section 401(a)(11). Effective January 1, 2002, amounts, if any, distributed to such Eligible Employee or payable to such Eligible Employee from (i) a qualified plan described in Section 401(a) or 403(a) of the Code (including after-tax employee contributions), (ii) an annuity contract described in Section 403(b) of the Code (excluding after-tax employee contributions), (iii) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state, and (iv) an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includable in gross income, may be transferred to this Plan and credited to the Participant's Transfer/Rollover Account in accordance with Code Section 402 and rules which the Committee shall prescribe from time to time. Any amounts transferred in accordance with this Section 5.8, which shall be in cash, shall not be subject to distribution to the Participant except as expressly provided under the terms of this Plan.
     An Eligible Employee who prior to April 1, 1997 has transferred employment to the Company (or other Participating Company) from Fisher-Price, Inc., and who has elected to transfer directly to this Plan his entire account balance in the Fisher-Price, Inc. Matching Savings Plan in accordance with the terms of such plan, shall be permitted to transfer such account balance directly to this Plan. The transfer must be made in cash, except that any promissory note evidencing an outstanding loan to such Eligible Employee from the Fisher-Price, Inc. Matching Savings Plan may be transferred to this Plan in kind. Any transferred promissory note shall thereafter be repayable by the Participant to the Plan in accordance with its terms. Any amounts transferred from the Fisher-Price, Inc. Matching Savings Plan shall not be subject to distribution to the Participant except as expressly provided under the terms of this Plan.

                                   ARTICLE VI
                             COMPANY CONTRIBUTIONS
6.1  General.
     -------

     Subject to the requirements and restrictions of this Article VI and Article XIV, and subject also to the amendment or termination of the Plan or the suspension or discontinuance of contributions as provided herein, a Participating Company shall contribute for each Participant who is an Employee of such Participating Company, as follows:
          (a) In the case of a Participating Company other than Fisher-Price, Inc. and the Mattel Operations-East Aurora, Mattel Operations-Medina and Mattel Operations-Murray divisions, for each month of each Plan Year commencing on and after January 1, 1989 but prior to April 1, 1997, an amount to the Participant's Company Contributions Account equal to a percentage of the Participant's Compensation during such month according to the Participant's attained age as of the last day of the preceding month, as follows:
                    Age as of Last Day   Percentage of
                    of Preceding Month   Compensation
                    ------------------   ------------

                          Under 40            2%
                          40 - 44             4%
                          45 - 49             5%
                          50 - 54             6%
                            55+               7%

          (b) In the case of a Participating Company other than Fisher-Price, Inc., the Mattel Operations-East Aurora, Mattel Operations-Medina and Mattel Operations-Murray divisions and the Pleasant Company, for each month of each Plan Year commencing on and after April 1, 1997, an amount to the Participant's Company Contributions Account equal to a percentage of the Participant's Compensation during such month according to the Participant's attained age as of the last day of the preceding month, as follows:
                    Age as of Last Day
                    of Preceding Month  Percentage of Compensation
                    ------------------  --------------------------
                          Under 30                 3%
                          30 - 39                  4%
                          40 - 44                  5%
                          45 - 49                  6%
                          50 - 54                  7%
                            55+                    8%

          (c) An amount to the Participant's Before-Tax Contributions Account which is equal to the amount of the Participant's Before-Tax Contributions pursuant to Section 5.1 and which qualify for tax treatment under Code
     Section 401(k).
          (d) An amount to the Participant's Company Matching Account which is the sum of the amounts in (i) and (ii) below:
              (i) A dollar amount equal to the dollar amount of the first two percent (2%) of the sum of a Participant's Before-Tax and After-Tax Contributions pursuant to Section 5.1.

                    (ii) A dollar amount equal to 50% of the dollar amount of the next four percent (4%) of the sum of a Participant's Before-Tax and After-Tax Contributions pursuant to Section 5.1.

               The maximum Company Matching Contribution pursuant to this
     Section 6.1(d) shall be four percent (4%) of the Participant's Compensation (such Compensation to be determined prior to reduction for Before-Tax Contributions pursuant to Section 5.1).

6.2  Requirement for Net Profits.
     ---------------------------

     Contributions by a Participating Company shall be made without regard to current or accumulated profits for the year; provided, however, that the Plan is intended to be designed to qualify as a profit sharing plan for purposes of Sections 401(a) et. seq. of the Code.
                --- ----

6.3  Special Limitations on After-Tax Contributions and Company Matching
     -------------------------------------------------------------------
     Contributions.
     -------------

     With respect to each Plan Year, After-Tax Contributions and Company Matching Contributions under the Plan for the Plan Year shall not exceed the limitations on contributions on behalf of Highly Compensated Employees under
Section 401(m) of the Code, as provided in this Section. For purposes of this Section, excess Before-Tax Contributions recharacterized as After-Tax Contributions after the close of a Plan Year shall be treated as After-Tax Contributions in a Plan Year as provided in Section 5.5(a)(i). In the event that After-Tax Contributions and Company Matching Contributions under this Plan on behalf of Highly Compensated Employees for any Plan Year exceed the limitations of this Section for any reason, such excess contributions and any income allocable thereto shall be disposed of in accordance with Section 6.4. For purposes of this Section 6.3, the meaning of the term "Compensation" shall be as defined in Section 5.4(b).

          (a) After-Tax Contributions and Company Matching Contributions on behalf of Participants under Section 6.1(d) for a Plan Year shall satisfy the Average Contribution Percentage test set forth in (i)(A) below, or the Average Contribution Percentage test set forth in (i)(B) below:

               (i) (A) The "Average Contribution Percentage" for Eligible Employees who are Highly Compensated Employees for a Plan Year shall not be more than the "Average Contribution Percentage" of all other Eligible Employees for the Comparison Year multiplied by 1.25, or

               (i) (B) The excess of the "Average Contribution Percentage" for Eligible Employees who are Highly Compensated Employees for a Plan Year over the "Average Contribution Percentage" for all other Eligible Employees for the Comparison Year shall not be more than two (2) percentage points, and the "Average Contribution Percentage" for Eligible Employees who are Highly Compensated Employees for a Plan Year shall not be more than the "Average Contribution Percentage" of all other Eligible Employees for the Comparison Year multiplied by 2.00. The "Comparison Year" is the Plan Year being tested.

               (ii) The Average Contribution Percentage for any Plan Year ending prior to January 1, 2002 for Highly Compensated Employees eligible to participate in this Plan and a plan of the Company or an Affiliated Company that satisfies the requirements of Section 401(k) of the Code, including, if applicable, this Plan, shall be reduced to the extent necessary to satisfy the requirements of Treasury Regulations Section 1.401(m)-2 or similar such rule.
               The multiple test described in Treasury Regulations Section 1.401(m)-2 shall not apply for Plan Years beginning after December 31, 2001.

          (b) For purposes of this Section, "Average Contribution Percentage" means, with respect to a group of Eligible Employees for a Plan Year, the average of the "Contribution Percentage," calculated separately for each Eligible Employee in such group. The "Contribution Percentage" for any Eligible Employee is determined by dividing the sum of After-Tax Contributions during the Plan Year and Company Matching Contributions under the Plan on behalf of each Eligible Employee for such Plan Year, by such Eligible Employee's Compensation for such Plan Year. "Company Matching Contributions" for purposes of the Average Contribution Percentage test shall include a Company Matching Contribution only if it is allocated to the Participant's Company Matching Contributions Account during the Plan Year and is paid to the Trust Fund by the end of the twelfth month following the close of the Plan Year. To the extent determined by the Committee and in accordance with regulations issued by the Secretary of the Treasury under Code Section 401(m)(3), the Before-Tax Contributions on behalf of an Eligible Employee and any "qualified nonelective contributions," within the meaning of Code Section 401(m)(4)(c), on behalf of an Eligible Employee may also be taken into account for purposes of calculating the Contribution Percentage of such Eligible Employee, but shall not otherwise be taken into account. However, any Company Matching Contributions taken into account for purposes of determining the Actual Deferral Percentage of an Eligible Employee under Section 5.4(a) shall not be taken into account under this Section 6.3.

          (c) In the event that as of the last day of a Plan Year this Plan satisfies the requirements of Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with this Plan, then this Section 6.3 shall be applied by determining the Contribution Percentages of Eligible Employees as if all such plans were a single plan, in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(m) of the Code.

          (d) For the purposes of this Section, the Contribution Percentage for any Eligible Employee who is a Highly Compensated Employee under two or more Code Section 401(a) plans of the Company or an Affiliated Company to the extent required by Code Section 401(m), shall be determined in a manner taking into account the participant contributions and matching contributions for such Eligible Employee under each of such plans.

          (e) The determination of the Contribution Percentage of any Participant shall be made after first applying the provisions of Section
     14.5 relating to certain limits on Annual Additions under Section 415 of the Code, then applying the provisions of Section 5.6 relating to the return of Before-Tax Contributions in excess of the Deferral Limitation, then applying the provisions of Section 5.5 relating to certain limits under Section 401(k) of the Code imposed on Pre-Tax Contributions of Highly Compensated Employees, and last, applying the provisions of Section 6.5 relating to the forfeiture of Company Matching Contributions attributable to excess Before-Tax or After-Tax Contributions.

          (f) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

          (g) The Committee shall keep or cause to have kept such records as are necessary to demonstrate that the Plan satisfies the requirements of Code
     Section 401(m) and the regulations thereunder, in accordance with regulations prescribed by the Secretary of the Treasury.

6.4  Provision for Return of Excess After-Tax Contributions and Company Matching
     ---------------------------------------------------------------------------
     Contributions on Behalf of Highly Compensated Employees.
     -------------------------------------------------------

          (a) The Committee shall determine, as soon as is reasonably possible following the close of the Plan Year, the extent (if any) to which After-Tax and Company Matching Contributions on behalf of Highly Compensated Employees may cause the Plan to exceed the limitations of Section 6.3 for such Plan Year. If, pursuant to the determination by the Committee, After-Tax and Company Matching Contributions on behalf of a Highly Compensated Employee may cause the Plan to exceed such limitations, then the Committee shall take the following steps:

               (i) First, any excess After-Tax Contributions that were not matched by Company Matching Contributions, and any Non-Gap Period income allocable thereto, shall be distributed to the Highly Compensated Employee (after withholding any applicable income taxes on such amounts).

               (ii) Second, if any excess remains after the provisions of (i) above are applied, to the extent necessary to eliminate the excess, Company Matching Contributions on behalf of the Highly Compensated Employee, and any Non-Gap Period income allocable thereto, shall be forfeited, to the extent forfeitable under the Plan, or distributed to the Highly Compensated Employee, to the extent non-forfeitable under the Plan (after withholding any applicable income taxes on such amounts). Any corresponding After-Tax Contributions, and any Non-Gap Period income allocable thereto, shall be distributed to the Highly Compensated Employee (after withholding any applicable income taxes on such amounts).

               (iii) If administratively feasible, excess After-Tax Contributions and Company Matching Contributions which are nonforfeitable under the Plan, including any Non-Gap Period income allocable thereto, shall be distributed to Highly Compensated Employees, or, to the extent forfeitable, forfeited, within two and one-half (2-1/2) months following the close of the Plan Year for which the excess Contributions were made, but in any event no later than the end of the first Plan Year following the Plan Year for which the excess Contributions were made, notwithstanding any other provision in this Plan. Amounts of excess Company Matching Contributions forfeited by Highly Compensated Employees under this Section, including any income allocable thereto, shall be applied, to the maximum extent practicable, to reduce Company Matching Contributions for the Plan Year for which such excess Contributions were made and thereafter shall be applied as soon as possible to reduce Company Matching Contributions for succeeding Plan Years.

          (b) The Committee shall determine the amount of any excess After-Tax Contributions and Company Matching Contributions made by or on behalf of Highly Compensated Employees for a Plan Year by application of the leveling method set forth in Treasury Regulation Section 1.401(m)-1(e)(2) under which the Contribution Percentage of the Highly Compensated Employee who has the highest such Contribution Percentage for such Plan Year is reduced, to the extent required (i) to enable the Plan to satisfy the Average Contribution Percentage test, or (ii) to cause such Highly Compensated Employee's Contribution Percentage to equal the Contribution Percentage of the Highly Compensated Employee with the next highest Contribution Percentage. The distribution or forfeiture (as the case may be) of any excess After-Tax Contributions or Company Matching Contributions shall be made on the basis of dollar amounts (rather than the individual Contribution Percentages) of the After-Tax Contributions and Company Matching Contributions by Highly Compensated Employees beginning with the highest such amounts.

          (c) For purposes of satisfying the Average Contribution Percentage test, Non-Gap Period income allocable to a Participant's excess After-Tax Contributions or Company Matching Contributions, as determined under (b) above, shall be determined by applying procedures comparable to those provided under Section 5.5.

          (d) To the extent required by regulations under Section 414(m) or 415 of the Code, any excess After-Tax Contributions or matching Company Contribution forfeited by or distributed to a Highly Compensated Employee in accordance with this Section shall be treated as an Annual Addition under Article XIV for the Plan Year for which the excess contribution was made, notwithstanding such forfeiture or distribution.

6.5  Forfeiture of Company Matching Contributions Attributable to Excess
     -------------------------------------------------------------------
     Deferrals or Contributions.
     --------------------------

          To the extent any Company Matching Contributions allocated to a Participant's Company Matching Contributions Account are attributable to excess Before-Tax Contributions required to be distributed to the Participant in accordance with Section 5.5 or 5.6, or excess After-Tax Contributions required to be distributed to the Participant in accordance with Section 6.4, such Company Matching Contributions, including any Non-Gap Period income allocable thereto, shall be forfeited, notwithstanding that such Company Matching Contributions may otherwise be nonforfeitable under the terms of the Plan. Any Company Matching Contributions forfeited by a Participant in accordance with this Section 6.5 shall be applied to reduce Company Matching Contributions.

6.6  Investment and Application of Plan Contributions.
     ------------------------------------------------

          (a) Subject to the provisions of Section 4.1(b), all contributions to the Trust Fund under Section 6.1 (including Before-Tax Contributions) and Participant After-Tax Contributions under Section 5.1 shall be invested as provided in this Section 6.6, subject to such rules as the Committee may adopt, in its sole discretion, to implement the provisions of this Section
     6.6. The Committee may establish a choice of investment alternatives for Accounts from which each Participant may select in determining the manner in which his Account will be invested. In its sole discretion, the Committee may establish an investment alternative consisting of Company Stock. If investment alternatives are established in accordance with this
     Section 6.6, the following provisions of this Section 6.6 shall apply, including, in the event the Committee establishes a Company Stock alternative, the limitations of (iv) below and the provisions of Article X relating to investments in Company Stock.

               (i) A Participant may elect at any time to change an investment election with respect to the allocation of future contributions made by him or on his behalf (such election to apply to all such contributions without regard to any distinction between Company contributions or Participant contributions) among the investment alternatives. The Committee may require at least thirty (30) days notice prior to the commencement of the payroll period for which such change is to be effective. Any such election shall be made in any whole percentage, subject to the provisions of Subsection (iv) below.

               (ii) Separate Trust Fund Subaccounts shall be established for each investment alternative selected by a Participant, and each such Subaccount shall be valued separately.

               (iii) A Participant may elect twice per calendar quarter to change the investment of his Accounts and reallocate such Accounts among the investment alternatives in any whole percentage, subject to the limitations of (iv) below. Subject to such rules as the Committee may prescribe, any such election to change shall be effective as soon as practical following receipt of the Participant's election. Any such change shall be implemented by the Committee in accordance with practices and procedures established by the Committee to provide for the orderly liquidation and/or purchase of investments.

               (iv) If a Company Stock alternative is established by the Committee, each Participant may elect to invest up to a maximum of fifty percent (50%) of contributions made by him or on his behalf (such limitation to apply to all contributions without regard to any distinction between Company contributions and Participant contributions) in the Company Stock alternative in accordance with this Section 6.6; provided, however, that the 50% limitation shall not apply to Company Stock held in the F-P Savings Plan on March 31, 1997 and transferred to this Plan on April 1, 1997. Such a Participant may also elect to transfer amounts from his Accounts held in other investment alternatives to the Company Stock alternative in accordance with this Section 6.6, provided, however, that no such transfer shall be implemented to the extent that such transfer would result in the value of the Participant's interest in the Company Stock Fund exceeding fifty percent (50%) of the value of his interest in all investment alternatives held under the Plan. Notwithstanding the preceding sentence, neither the Company nor the Committee, nor any representative of the Company, the Committee or of the Plan shall have any obligation to monitor the value of a Participant's interest in the Company Stock Fund, or to manage said fund, and no person shall or shall have any authority to dispose of any Participant's interest in the Company Stock Fund except in accordance with a Participant's valid election or otherwise in accordance with express provisions of this Plan.

               (v) In the case of a Participant who fails to make an effective election, for any reason whatsoever, as to how all or any portion of his interest therein shall be invested, the Committee shall prescribe rules which shall require that the Accounts of such Participant be invested in the stable asset fund.

6.7    Irrevocability.
       --------------

       A Participating Company shall have no right or title to, nor interest in, the contributions made to the Trust Fund, and no part of the Trust Fund shall revert to the Participating Company except that on and after the Effective Date funds may be returned to a Participating Company as follows:

          (a) In the case of a Participating Company contribution which is made by a mistake of fact, that contribution may be returned to the Participating Company within one (1) year after it is made.

          (b) All contributions to the Trust Fund are conditioned on deductibility under Code Section 404. In the event deduction is disallowed for any such contribution, such contribution may be returned to the Participating Company.

6.8  Company, Committee and Trustee Not Responsible for Adequacy of Trust Fund.
     -------------------------------------------------------------------------

     The Company, Committee and Trustee shall not be liable or responsible for the adequacy of the Trust Fund to meet and discharge any or all payments and liabilities hereunder. All Plan benefits will be paid only from the Trust assets, and neither the Company, the Committee nor the Trustee shall have any duty or liability to furnish the Trust with any funds, securities or other assets except as expressly provided in the Plan. Except as required under the Plan or Trust or under Part 4 or Title I of ERISA, the Company shall not be responsible for any decision, act or omission of the Trustee, the Committee, or the Investment Manager (if applicable), and shall not be responsible for the application of any moneys, securities, investments or other property paid or delivered to the Trustee.

                                  ARTICLE VII
                      PARTICIPANT ACCOUNTS AND ALLOCATIONS

7.1  General.
     -------

          (a) All contributions under this plan shall be held in the Trust Fund.

          (b) All gains, losses, dividends and other property acquisitions and/or transfers that occur with respect to the Trust Fund shall be held, charged, credited, debited or otherwise accounted for under said fund on an unallocated basis until allocated to Participants' Accounts as of a Valuation Date as provided under this Plan or otherwise used or applied in accordance with the provisions of this Plan.

7.2  Participants' Accounts.
     ----------------------

     In order to account for the allocated interest of each Participant in the Trust Fund, there shall be established and maintained the Accounts described in
Section 2.1.

7.3  Revaluation of Participants' Accounts.
     -------------------------------------

     As of each Valuation Date, the Accounts of each Participant shall be revalued so as to reflect a proportionate share in any increase or decrease in the fair market value of the assets in the Trust Fund as of that date as compared with the value of the assets in the Trust Fund as of the immediately preceding Valuation Date. The valuation and allocation provisions of this
Section 7.3 shall be applied and implemented in accordance with the following rules:

          (a) As of each Valuation Date the Accounts holding such assets shall be revalued so as to reflect to each such Account a proportionate share in the net income or loss of the assets since the immediately preceding Valuation Date.

          (b) The Company, Committee and Trustee do not in any manner or to any extent whatsoever warrant, guarantee or represent that the value of a Participant's Accounts shall at any time equal or exceed the amount previously contributed thereto.

7.4  Treatment of Accounts Following Termination of Employment.
     ---------------------------------------------------------

     Following a Participant's termination of employment, pending distribution of the Participant's Distributable Benefit pursuant to the provisions of Article VIII below, the

Participant's Plan Accounts shall continue to be maintained and accounted for in accordance with all applicable provisions of this Plan.

7.5  Accounting Procedures.
     ---------------------

     The Committee and the Trustee shall establish accounting procedures for the purpose of making the allocations, valuations and adjustments to Participants' Accounts provided for in this Article VII. From time to time the Committee and Trustee may modify such accounting procedures for the purpose of achieving equitable, nondiscriminatory, and administratively feasible allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this Article VII.

                                  ARTICLE VIII
                       VESTING; PAYMENT OF PLAN BENEFITS

8.1  Vesting.
     -------

     Each Participant's vested interest in his Accounts shall be determined as follows:

          (a) Each Participant shall at all times be one hundred percent (100%) vested in his Before-Tax Contributions Account, his After-Tax Contributions Account and his Transfer/Rollover Account under the Plan.

          (b) Except as provided in (c) and (d) below, each Participant shall become vested in his Company Matching Account and his Company Contributions Account according to the applicable table set forth below:

          Except as provided in the next paragraph, the applicable table is as follows (the "3-Year Vesting Schedule"):

                      Number of            Vesting
                    Years of Service      Percentage
                    ----------------      ----------
                      Less than 3              0%
                       3 or more             100%

     provided, however, if the Participant was eligible to participate in the
     --------  -------
     Plan before April 1, 2000 and has two (2) Years of Service as of April 1, 2000, the 3-Year Vesting Schedule shall be modified as follows:

                       Number of           Vesting
                    Years of Service      Percentage
                    ----------------      ----------
                      Less than 2              0%
                      2                       25%
                      3 or more              100%

          Notwithstanding the foregoing, if the Participant participated in the Plan before April 1, 2000 and is not an Employee on April 1, 2000, the Participant's vested interest (if any) in his Company Matching Account and his Company Contributions Account shall be determined under the following table (the "5-Year Vesting Schedule"):

                        Number of          Vesting
                    Years of Service      Percentage
                    ----------------      ----------
                      Less than 2              0%
                      2                       25%
                      3                       50%
                      4                       75%
                      5 or more              100%

     The 3-Year Vesting Schedule shall not apply to such Participant until such Participant resumes employment as an Employee after April 1, 2000, in which event:

              (i) The 3-Year Vesting Schedule shall apply to the portion of his Company Matching Account and his Company Contributions Account that is attributable to his post-March 31, 2000 participation in the Plan (if any); and

              (ii) The 3-Year Vesting Schedule shall apply to the remainder of his Company Matching Account and his Company Contributions Account only (A) if the 5-Year Vesting Schedule had not been applied to forfeit any of his Company Matching Account or his Company Contributions Account prior to his resumption of employment or (B) if the 5-Year Vesting Schedule had been so applied, there has been a restoration of the resulting forfeited amount pursuant to Section 8.15(b) following his resumption of employment.

          (c) Notwithstanding the foregoing, each Participant who completed an Hour of Service prior to July 1, 1989 shall at all times be one hundred percent (100%) vested in his Company Contributions Account.

          (d) Notwithstanding the foregoing, each Participant who was eligible to participate in the F-P Savings Plan on March 31, 1997, shall at all times be one hundred percent (100%) vested in his Company Matching Account.

          (e) Additionally a Participant shall become one hundred percent (100%) vested in his Company Matching Account and his Company Contributions Account upon attainment of Normal Retirement Date while an Employee, or in the event of death or Total and Permanent Disability while an Employee.

          (f) Notwithstanding the foregoing, each Participant who was a participant in the Tyco Plan on January 1, 1998, shall at all times be one hundred percent (100%) vested in his Tyco Before-Tax Contributions Account and his Tyco Company Matching Account.

          (g) Notwithstanding the foregoing, each Participant who was a participant in the PrintPaks Plan on January 31, 1999, shall at all times be one hundred percent (100%) vested in his PrintPaks Before-Tax Contributions Account and his PrintPaks Company Matching Account.

          (h) Notwithstanding the foregoing, each Participant who was a participant in the Fort Wayne Plan on December 14, 2000, shall at all times be one hundred percent (100%) vested in his Fort Wayne Plan Before-Tax Contributions Account, his Fort Wayne Plan Company Matching Account and his Fort Wayne Plan Nonelective Account.

          (i) Notwithstanding the foregoing, each Participant who was a participant in the Pleasant Plan on September 30, 2001, shall at all times be one hundred percent (100%) vested in his Pleasant Plan Nonelective Contributions Account.

          (j) Additionally, each Participant who (i) was employed at the Mattel-Customer Care Center, Phoenix, Arizona division of the Company on March 27, 2001, (ii) was employed at the Mattel Operations-Murray division of the Company on April 3, 2001 or (iii) was employed at the Mattel-Hebron, Kentucky division of the Company on April 24, 2001 shall at all times be one hundred percent (100%) vested in his Company Matching Account and his Company Contributions Account.

8.2  Distribution Upon Retirement.
     ----------------------------

          (a) A Participant may retire from the employment of the Company on his Normal Retirement Date. Subject to the required distribution rules under
     (b) below, if the Participant continues in the service of the Company beyond his Normal Retirement Date, he shall continue to participate in the Plan in the same manner as Participants who have not reached their Normal Retirement Dates. At the subsequent termination of the

     Participant's employment on his late retirement date, his Distributable Benefit shall be based upon the value of his Accounts as of the applicable Valuation Date determined with reference to the date of distribution. After a Participant has reached his Normal Retirement Date, any termination of the Participant's employment (other than by reason of death or disability) shall be deemed a Normal Retirement.

          (b) Upon Normal Retirement a Participant shall be entitled to a distribution of his Distributable Benefit in the Trust Fund. Such distribution shall be made or commence to be made as soon as practicable but no later than the sixtieth day after the close of the Plan Year in which occurs the Participant's termination of employment with the Company and all Affiliated Companies, unless a later date is specified by the Participant in a written election filed with the Plan Administrator on or after April 1, 1997. Notwithstanding the foregoing, in the case of a Participant who is a "5-percent owner" (within the meaning of Section 401(a)(9) of the Code) distribution shall be made or commence to be made not later than April 1 following the calendar year in which such Participant attains age 70-1/2, whether or not the Participant's employment has terminated.

          (c) With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

8.3  Distribution Upon Death Prior to Termination of Employment.
     ----------------------------------------------------------

          (a) Upon the death of a Participant during his employment the Committee shall direct the Trustee to make a distribution of the Participant's Distributable Benefit in the Trust Fund in a single lump sum to the Beneficiary designated by the deceased Participant, or as otherwise determined under Section 8.9.

          (b) Distribution as provided in Section 8.3(a) shall be made as soon as practicable but in no event later than sixty (60) days after the close of the Plan Year in which all facts required by the Committee to be established as a condition of payment shall have been established to the satisfaction of the Committee (provided that, to the extent required by Section 401(a)(9) of the Code, his entire Distributable Benefit shall be distributed within five (5) years of such Participant's death).

8.4  Death After Termination of Employment.
     -------------------------------------

          (a) Upon the death of a former Participant after his retirement or other termination of employment, but prior to the distribution of his entire Distributable Benefit in the Trust Fund to which he is entitled, the Committee shall direct the Trustee to make a distribution of the balance to which the deceased Participant was entitled, in a single lump sum, to the Beneficiary designated by the deceased Participant or as otherwise determined under Section 8.9.

          (b) Distribution as provided in Section 8.4(a) shall be made as soon as practicable but in no event later than sixty (60) days after the close of the Plan Year in which all facts required by the Committee to be established as a condition of payment shall have been established to the satisfaction of the Committee (provided that, to the extent required by Section 401(a)(9) of the Code, his entire Distributable Benefit shall be distributed within five (5) years of such Participant's death).

8.5  Termination of Employment Prior to Normal Retirement Date.
     ---------------------------------------------------------

          (a) Subject to the provisions of Section 8.5(b) below, if a Participant's employment for the Company and all Affiliated Companies terminates prior to his Normal Retirement Date, his Distributable Benefit in the Trust Fund shall be paid as soon as administratively feasible following his Normal Retirement Date, unless a later date is specified by the Participant in a written election filed with the Plan Administrator on or after April 1, 1997. Unless elected otherwise, in no event shall such distribution be later than sixty (60) days after the close of the Plan Year in which occurs the Participant's Normal Retirement Date. Notwithstanding the foregoing, in the case of a Participant who is a "5-percent owner" (within the meaning of Section 401(a)(9) of the Code) distribution shall be made or commence to be made not later than April 1 following the calendar year in which such Participant attains age 70-1/2.

          (b) If the Participant makes a valid written election in accordance with (c) below, payment of his Distributable Benefit pursuant to this
     Section 8.5 may be made
     on an earlier date which is not later than sixty (60) days after the close of the Plan Year in which occurs the later of (i) the Participant's termination of employment with the Company and all Affiliated Companies, or
     (ii) a date specified by the Participant in the valid written election filed by the Participant, on or after April 1, 1997, to the extent administratively feasible. For purposes of Section 72(t) of the Code, any distribution to a Participant in accordance with this Section 8.5 during or following the year in which he attains age fifty-five (55) shall be deemed to be on account of an event enumerated in Code Section 72(t)(2).

          (c) Effective as of January 1, 1989, any written election by a Participant to receive payment of his Distributable Benefit prior to Normal Retirement Date shall not be valid unless such election is made both (A) after the Participant receives a written notice advising him of his right to defer payment to Normal Retirement Date and (B) within the ninety (90) day period ending on the Participant's "Benefit Starting Date." The notice to the Participant advising him of his right to defer payment shall be given no less than thirty (30) nor more than ninety (90) days prior to the Participant's Benefit Starting Date. For purposes of this Subsection (c), "Benefit Starting Date" shall mean the first day of the first period for which the Participant's Distributable Benefit is paid. Notwithstanding the foregoing, payment of the Participant's Distributable Benefit may commence less than thirty (30) days after receipt of the notice, provided that the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect to receive payment and the Participant, after receiving the notice, affirmatively elects to receive payment.

          (d) In the event a Participant is not fully vested in all of his Company Contributions Account or Company Matching Account under the Plan, the portion of such Accounts which is not vested shall be forfeited as of the earlier of the date the vested portion of such Accounts is completely distributed to him or the date he incurs five (5) consecutive one-year Periods of Severance.

          (e) Notwithstanding the foregoing, if a Participant ceases to be an Employee by reason of the disposition by the Company or an Affiliated Company of either (i) substantially all of the assets used by the Company or an Affiliated Company, as the case may be, in a trade or business, or (ii) the interest of the Company or an Affiliated Company, as the case may be, in a subsidiary, such Participant shall be entitled to distribution of his Distributable Benefit as if, for purposes of this Plan only, such event constitutes a termination of employment.

8.6  Withdrawals.
     -----------

          (a) Subject to the succeeding provisions of this Section 8.6, while he is still an Eligible Employee, a Participant may withdraw amounts from his Accounts under the Plan; provided, however, that not more than one withdrawal may be made by a Participant from his Accounts within any single quarter of a Plan Year and a withdrawal must be for at least $200 (or the entire amount available for withdrawal, if less). A withdrawal other than on account of Hardship shall be made from the Participant's Accounts in the following order, in each case up to the amount available for withdrawal in such Accounts (i) After-Tax Contributions Account; (ii) Transfer/Rollover Account; and (iii) Company Matching Account. Payment of a withdrawal shall be made only in cash and shall be allocated pro rata among the Participant's investment fund subaccounts, including any Company Stock subaccount. In no event may any amount be withdrawn by a Participant after he ceases to be an Eligible Employee.

          (b) A withdrawal from a Participant's Transfer/Rollover Account may be made in accordance with rules of uniform application which the Committee may from time to time prescribe; provided, however, that, except in the case of a Participant who is determined to have a Total and Permanent Disability and who is ineligible to make further contributions under
     Section 5.1, no amount representing Employee contributions made within the preceding six months to the Mattel Investment Plan which were matched by Company matching contributions under said Plan may be withdrawn from such Account; and provided further, that unless the Participant has completed an aggregate of at least sixty (60) months of participation in this Plan and the Mattel Investment Plan as of the date of withdrawal or has attained age 59-1/2 or is determined by the Committee to have a Total and Permanent Disability, the withdrawal shall not include amounts attributable to Company contributions made under the Mattel Investment Plan within the two
     (2) year period preceding withdrawal.

          (c) A withdrawal from a Participant's After-Tax Contribution Account may be made in accordance with rules of uniform application which the Committee may from time to time prescribe; provided, however, that except in the case of a Participant who is determined to have a Total and Permanent Disability and who is ineligible to make further contributions under Section 5.1, no amount representing After-Tax Contributions made within the preceding six months to the Plan which were matched by Company Matching Contributions may be withdrawn from such Account.

          (d) A withdrawal from a Participant's Before-Tax Contributions Account may be made in accordance with rules of uniform application which the Committee may from time to time prescribe; provided, however, that no Participant may make a withdrawal from his Before-Tax Contributions Account prior to attaining age 59-1/2, or a determination by the Committee that such Participant has a Total and Permanent Disability or that the withdrawal is necessary to relieve a hardship of the Participant or his family. A Participant may receive a withdrawal due to hardship only if the withdrawal both is made due to an immediate and heavy financial need of the Participant within the meaning of (i) below and is necessary to satisfy such financial need within the meaning of (ii) below.

               (i) For purposes of this Section 8.6(d), a withdrawal will be considered to be on account of an immediate and heavy financial need of the Participant only if the withdrawal is for: (A) expenses for medical care described in Code Section 213(d) previously incurred by the Participant, or his Spouse or dependents (as defined in Code
          Section 152), or expenses which are necessary for such persons to obtain medical care (as defined above); (B) costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments); (C) payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Participant, or his Spouse, children, or dependents (as defined above); (D) payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage on such residence; or (E) such other deemed immediate and heavy financial needs as are set forth by the Internal Revenue

          Service through the publication of revenue rulings, notices, and other documents of general applicability.

               (ii) For purposes of this Section 8.6(d), a distribution shall be considered to be necessary to satisfy an immediate and heavy financial need of the Participant only if all of the following conditions are satisfied: (A) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant, which may include amounts necessary to pay federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;
          (B) the Participant has obtained all distributions (other than hardship distributions) and all non-taxable loans (at the time of the loan) currently available under all plans maintained by the Company;
          (C) the Deferral Limitation for the Participant for the Participant's taxable year following the taxable year of the hardship distribution shall be reduced by the amount of the Participant's Before-Tax Contributions for the taxable year of the hardship distribution withdrawal; and (D) the Participant's Before-Tax Contributions and After-Tax Contributions to the Plan and employee contributions under all qualified and non-qualified plans of deferred compensation maintained by the Company, including a stock option, stock purchase, or similar plan, or a cash-or-deferred arrangement that is part of a cafeteria plan (within the meaning of Code Section 125), will be suspended under the terms of each such plan, or in accordance with the terms of an otherwise legally enforceable agreement, for twelve (12) months (six (6) months effective January 1, 2002) following the receipt of the hardship distribution.

          Notwithstanding the foregoing, the amount of any hardship withdrawal shall not exceed a Participant's `distributable amount,' which consists of the total of such Participant's Before-Tax Contributions as of the date of the hardship withdrawal, including earnings credited thereon before December 31, 1988 (if any), reduced by the amount of any previous hardship withdrawals. The Committee will determine whether a hardship withdrawal satisfies the foregoing standards in a uniform and nondiscriminatory manner consistent with Code Section 401(k) and the regulations promulgated thereunder.

          (e) A withdrawal from a Participant's vested interest in his Company Contributions Account may be made in accordance with rules of uniform application which the Committee may from time to time prescribe; provided, however, that no participant may withdraw from his Company Contributions Account prior to attaining age 59-1/2 or a determination by the Committee that such Participant has a Total and Permanent Disability or that the withdrawal is necessary to relieve a hardship of the Participant or his family within the meaning of Section 8.6(d) of the Plan.

          (f) A withdrawal from the vested portion of a Participant's Company Matching Account may be made in accordance with rules of uniform application which the Committee may from time to time prescribe; provided, however, that unless the Participant has completed an aggregate of at least sixty (60) months of participation in this Plan and the Mattel Investment Plan, the F-P Savings Plan, the Tyco Plan, the PrintPaks Plan or the Pleasant Plan as of the date of withdrawal or has attained age 59-1/2 or is determined by the Committee to have Total and Permanent Disability, any withdrawal from such Company Matching Account shall not include amounts attributable to Company contributions made within the two (2) year period preceding withdrawal.

          (g) Notwithstanding anything in this Article to the contrary, a Participant can elect to receive all or any portion of his vested Accounts once such Participant attains age 70-1/2.

          (h) If a Participant makes an in-service withdrawal from his Company Contributions Account or Company Matching Account at a time when the Participant does not have a one hundred percent (100%) vested interest in the value of such Account, and the Participant may increase his vested interest in the Account:

               (i) such account shall be established as a separate Account as of the date of distribution, and

               (ii) at any relevant time the Participant's vested interest in the value of such separate Account shall be equal to an amount ("X") determined by the formula:

                               X = P (AB + D) - D

          For purposes of applying the formula above: P is the nonforfeitable percentage at the relevant time, AB is the Account balance at the relevant time, and D is the amount of the withdrawal.

          (i) Disbursement of withdrawals shall be as soon as administratively practicable after the submission of a request for withdrawal in form satisfactory to the Committee.

8.7  Form of Distribution.
     --------------------

          (a) Unless a Participant makes a written election in accordance with
     Section 8.7 (c) or 8.8 below, a Participant's Distributable Benefit shall be payable in the form of a single sum distribution. Except for any portion of such Distributable Benefit that is payable in the form of Company Stock in accordance with Section 8.13, such distribution shall be in cash.

          (b) In the case of any cash disbursement from a Participant's Accounts, such disbursement shall be made ratably from such investment funds or investment vehicles in which such Participant's Accounts affected by such disbursement are invested.

          (c) Effective April 1, 1997, a Participant who terminates employment on or after his Normal Retirement Date, Early Retirement Date or by reason of Total and Permanent Disability may elect to receive his benefit in installments payable monthly, quarterly or annually for a period of five, ten or fifteen years (but no longer than the Participant's life expectancy determined as of his Benefit Starting Date). The installments for each year shall not be less than the annual installment determined under the requirements of Section 401(a)(9) of the Code. All such installments shall be paid in cash or Company Stock and the installment or installments for the year in which the Participant attains age 70-1/2 and all subsequent years shall be paid to the Participant on or before December 31 of such year.

8.8  Election for Direct Rollover of Distributable Benefit to Eligible
     -----------------------------------------------------------------
     Retirement Plan.
     ---------------

          (a) To the extent required by Section 401(a)(31) of the Code, a Participant who is eligible to receive payment of his Distributable Benefit shall be entitled to elect a direct rollover of all or part of his Distributable Benefit. For purposes of this Section, an "eligible retirement plan" shall mean any plan described in Code Section 402(c)(8)(B), including an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred to such plan from the Plan, the terms of which permit the acceptance of a direct rollover from a qualified plan. The portion of a Participant's Distributable Benefit consisting of after-tax contributions which are not includible in income shall be eligible for a direct rollover in accordance with the provisions of this Section. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in
     Section 401(a) or 403(a) of the Code, that agrees to separately account for amounts so transferred, including separately accounting for the portion of such Distributable Benefit which is includible in gross income and the portion of such Distributable Benefit which is not so includible in gross income.

          (b) A Participant's direct rollover election under this Section shall be in writing and shall be made in accordance with rules and procedures established by the Committee. Such election shall specify the dollar or percentage amount of the Distributable Benefit to be rolled over, the name of the eligible retirement plan selected by the Participant, and such additional information as the Committee deems necessary or appropriate in order to implement the election. It shall be the Participant's responsibility to confirm that the eligible retirement plan designated in his direct rollover election will accept the direct rollover of his Distributable Benefit. The Committee shall be entitled to direct the rollover based on its reasonable reliance on information provided by the Participant, and shall be not required to independently verify such information, unless it is clearly unreasonable not to do so.

          (c) At least thirty (30) days, but not more than ninety (90) days, prior to the date a Participant's Distributable Benefit becomes payable, the Participant shall be given written notice of any right he may have to elect a direct rollover of the taxable portion of his Distributable Benefit to an eligible retirement plan. Notwithstanding the foregoing, a direct rollover of the Participant's Distributable Benefit may be made less than thirty (30) days after receipt of the notice, provided that the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a direct rollover and the Participant, after receiving the notice, affirmatively elects a direct rollover.

          (d) If a Participant who attained his Normal Retirement Date or whose Distributable Benefit does not exceed $5,000 fails to file a written election with the Committee within ninety (90) days after notice is given, or if the Committee cannot effect the direct rollover within a reasonable time after the election is filed due to the failure of the Participant to take such actions as may be required by the eligible retirement plan before it will accept the direct rollover, the Participant's Distributable Benefit shall be paid to him after withholding applicable income taxes.

          (e) If a Participant has made a direct rollover election with respect to any portion of his Distributable Benefit that is payable in Company Stock, as provided in Section 8.13, unless the eligible retirement plan specified by the Participant will accept a direct rollover of such Stock, the Stock will be distributed to the Participant, notwithstanding the Participant's direct rollover election.

          (f) To the extent required by Section 401(a)(31) of the Code, if all or a portion of a Participant's Distributable Benefit is payable to the Participant's surviving Spouse, or to a former Spouse in accordance with a "qualified domestic relations order," such surviving Spouse or former Spouse shall be entitled to elect a direct rollover of all or a portion of such distribution in accordance with the provisions of this Section.

          (g) Notwithstanding the foregoing, a Participant's direct rollover shall not include any hardship withdrawal described in Section 8.6(d) of the Plan and Code Section 401(k)(2)(B), and the Participant may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

8.9  Designation of Beneficiary.
     --------------------------

          (a) Subject to the provisions of Section 8.11, each Participant shall have the right to designate a Beneficiary or Beneficiaries to receive his interest in the Trust Fund in the event of his death before receipt of his entire interest in the Trust Fund. This designation is to be made on the form prescribed by and delivered to the Committee.

          (b) Subject to the provisions of Section 8.11, a Participant shall have the right to change or revoke any such designation by filing a new designation or notice of revocation with the Committee. Subject to the provisions of Section 8.11, no notice to any Beneficiary nor consent by any Beneficiary shall be required to effect any such change or revocation.

          (c) If a deceased Participant shall have failed to designate a Beneficiary, or if the Company shall be unable to locate a designated Beneficiary after reasonable efforts have been made, or if for any reason the designation shall be legally ineffective, or if the Beneficiary shall have predeceased the Participant without effectively designating a successor Beneficiary, any distribution required to be made under the provisions of this Plan shall commence within three (3) years after the Participant's death to the person or persons included in the highest priority category among the following, in order of priority:

               (i)   The Participant's surviving spouse;

               (ii) The Participant's surviving children, including adopted children;

               (iii) The Participant's surviving parents; or

               (iv)  The Participant's estate.

      The determination by the Committee as to which persons, if any, qualify within the foregoing categories shall be final and conclusive upon all persons.

          (d) In the event that the deceased Participant was not a resident of California at the date of his death, the Committee, in its discretion, may require the establishment of ancillary administration in California. In the event that a Participant shall predecease his Beneficiary and on the subsequent death of the Beneficiary a remaining distribution is payable under the applicable provisions of this Plan, the distribution shall be payable in the same order of priority categories as set forth above but determined with respect to the Beneficiary, subject to the same provisions concerning non-California residency, the unavailability of an estate representative and/or the absence of administration of the Beneficiary's estate as are applicable on the death of the Participant.

8.10  Facility of Payment.
      -------------------

      If any payee under the Plan is a minor or if the Committee reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due him, the Committee may have the payment, or any part thereof, made to the person (or persons or institution) whom it reasonably believes is caring for or supporting the payee, unless it has received due notice of claim therefor from a duly appointed guardian or committee of the payee. Any payment shall be a payment from the Accounts of the payee and shall, to the extent thereof, be a complete discharge of any liability under the Plan to the payee.

8.11  Requirement of Spousal Consent.
      ------------------------------

      Notwithstanding any Beneficiary designation submitted by a Participant, any distribution required to be made under the terms of the Plan by reason of the death of the Participant shall be paid in full to the Participant's surviving spouse, unless there is no surviving spouse or the spouse consents in writing to the beneficiary designation, acknowledging the effect of the election. Any such spousal consent, to be valid, must be witnessed by a plan representative or a notary public. The spousal consent requirement of this
Section 8.11 shall be waived and the Participant's Beneficiary designation shall be made effective if the Participant establishes to the satisfaction of the Committee that the required consent cannot be obtained because there is no spouse or the spouse cannot be located.

8.12  Additional Documents.
      --------------------

          (a) The Committee or Trustee, or both, may require the execution and delivery of such documents, papers and receipts as the Committee or Trustee may determine necessary or appropriate in order to establish the fact of death of the deceased Participant and of the right and identity of any Beneficiary or other person or persons claiming any benefits under this Article VIII.

          (b) The Committee or the Trustee, or both, may, as a condition precedent to the payment of death benefits hereunder, require an inheritance tax release and/or such security as the Committee or Trustee, or both, may deem appropriate as protection against possible liability for state or federal death taxes attributable to any death benefits.

8.13  Company Stock Distribution.
      --------------------------

      Except in the case of a withdrawal in accordance with Section 8.6, payment of any portion of a Participant's Distributable Benefit held in his Company Stock subaccount shall be paid in cash, unless the Participant elects in writing in accordance with procedures established by the Committee that payment shall be made in Company Stock in lieu of cash (which election may apply to a payment to the trustee of an "eligible retirement plan" in accordance with Section 8.8). Within a reasonable period of time prior to the date such Participant's Distributable Benefit is to be paid, the Committee shall notify the Participant of his right to elect to have payment of the value of his Company Stock subaccount made in the form of a cash distribution in lieu of a Company Stock distribution. Upon being so notified, the Participant shall have a reasonable time (at least thirty (30) days) in which to file a written election to have such payment made in cash. Any such election shall be irrevocable and shall operate to require the Trustee to value such Company Stock as of the immediately following Valuation Date at the then prevailing purchase price. Neither the Company, the Committee, nor the Trustee shall be required to time the distribution or sale of Company Stock to anticipate fluctuations in the purchase price. If a Participant fails to file a written election to receive an in kind payment of the value of the portion of his Distributable Benefit attributable to his Company Stock subaccount within thirty (30) days of receiving notification, payment shall be made in cash.

8.14  Valuation of Accounts.
      ---------------------

          (a) For purposes of determining a Participant's Distributable Benefit under this Plan, the value of a Participant's Accounts shall be determined in accordance with rules prescribed by the Committee, subject, however, to the following provisions:

               (i) Unless the provisions of (ii) below apply, if a Participant's employment terminates for any reason other than death, the value of a Participant's Accounts shall be determined as of the Valuation Date coinciding with or next following the date on which a properly completed application for payment or transfer of the Participant's Distributable Benefit, and such other forms as may be required by the Committee in order to process the distribution or transfer, are received by the Committee.

               (ii) If a Participant's employment terminates for any reason other than death and the Committee does not receive the Participant's properly completed application for the payment or transfer of the Participant's Distributable Benefit, and such other forms as may be required by the Committee to process the payment or transfer, and the value of such Participant's Accounts at the applicable Valuation Date does not exceed $5,000, the applicable Valuation Date shall be the Valuation Date coinciding with or next following the expiration of a reasonable period of time after the Participant is furnished with such application and forms, including any tax notice required under Code
          Section 402(f).

               (iii) In the case of a Participant's death, the value of a Participant's Accounts for purposes of determining the Participant's Distributable Benefit shall be determined as of the Valuation Date coinciding with or next following the date on which the Committee has been furnished with all documents and information (including but not limited to proof of death, facts demonstrating the identity and entitlement of any Beneficiary or other payee, and any and all releases) necessary to distribute such Participant's Accounts.

                (iv) In the case of any withdrawal or loan, the value of a Participant's Accounts under the Plan shall be determined as of the Valuation Date coinciding with or next following the date on which the Participant submits a request for such withdrawal or loan in a form satisfactory to the Committee and the withdrawal or loan is approved.

                (v) The value of a Participant's Accounts shall be increased or decreased (as appropriate) by any contributions, forfeitures, or distributions properly allocable under the terms of this Plan to his Accounts that occurred on or after the most recent Valuation Date or for any other reason were not otherwise reflected in the valuation of his Accounts on such Valuation Date.

           (b) Neither the Committee, the Company, nor the Trustee shall have any responsibility for any increase or decrease in the value of a Participant's Accounts as a result of any valuation made under the terms of this Plan after the date of his termination of employment and before the date of the distribution of his Accounts to him. Also, neither the Committee, the Company, nor the Trustee shall have any responsibility for failing to make any interim valuation of a Participant's Accounts between the date of distribution to the Participant of his Accounts and the applicable Valuation Date, even though the Plan assets may have been revalued in that interim for a purpose other than to revalue the Accounts under this Plan.

8.15  Forfeitures; Repayment.
      ----------------------

           (a) Amounts forfeited in accordance with Section 8.5(d) shall be applied as soon as practicable to reduce future Company contributions.

           (b) A Participant who elects to receive a distribution pursuant to Subsection 8.5(b) may, in the case of his reemployment as an Eligible Employee, repay the total amount distributed and shall in such case be fully restored in amounts forfeited in accordance with Section 8.5(d); provided, however, that no such repayment shall be permitted unless such repayment is made prior to the date the Participant incurs five (5) consecutive one-year Periods of Severance and prior to the second anniversary of his Employment Commencement Date following the Period of Severance.

8.16  Loans.
      -----

          (a) From time to time, the Committee may adopt procedures whereby a Participant may borrow from his Accounts under the Plan. In no event may any amount be borrowed by a Participant after he ceases to be an Eligible Employee. In addition to such other requirements as may be imposed by applicable law, any such loan shall bear a reasonable rate of interest, shall be adequately secured by proper collateral, and shall be repaid within a specified period of time according to a written repayment schedule that calls for substantially level amortization over the term of the loan.

          (b) In connection with the requirements set forth in Subsection (a) above, the Committee shall establish the applicable interest rate, which shall be reasonably equivalent to interest rates available commercially with respect to similar loans. Without prejudice to the right of any Participant and the Trustee to enter into other appropriate arrangements to secure repayment of a loan pursuant to this Section 8.16, a loan to a Participant hereunder may be secured by an interest in the Participant's vested interest in his Accounts under this Plan. Any loan shall by its terms require repayment within five (5) years in substantially level payments made no less frequently than quarterly, except that the repayment period may be up to a maximum of fifteen (15) years in the case of a loan certified by the Participant to be used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Participant.

          (c) In no event shall the principal amount of a loan hereunder, at the time the loan is made, together with the outstanding balance of all other loans to the Participant under this Plan, exceed the lesser of:

              (i) fifty percent (50%) of the value of the Participant's vested interest in his Accounts under this Plan (provided, however, for loans granted or renewed prior to October 19, 1989, the amount determined under this Subsection 8.16(c)(i) shall not be less than the lesser of ten thousand dollars ($10,000) or the full value of all such Accounts of the Participant where such value is less than twenty thousand dollars ($20,000)), or

               (ii) fifty thousand dollars ($50,000), reduced by the highest outstanding loan balance of the Participant from the Plan during the 1-year period ending on the day before the date on which such loan was made.

     No loan less than two thousand dollars ($2,000) will be made. Unless otherwise determined by the Committee, no Participant may have more than one loan outstanding under this Plan on any date; provided, however, that a Participant who was a participant in the F-P Savings Plan on March 31, 1997 may apply for one additional loan on or before December 31, 1997, even if he then has one or more loans outstanding.

          (d) Each Participant desiring to enter into a loan arrangement pursuant to this Section 8.16 shall apply for a loan by submitting a loan request in form satisfactory to the Committee. The Committee shall notify the Participant within a reasonable time whether the request is approved or denied. Upon arrival of the request by the Committee, the Participant shall enter into a loan agreement with the Trustee. Such a Participant shall execute such further written agreements as may be necessary or appropriate to establish a bona fide debtor-creditor relationship between such Participant and the Trustee and to protect against the impairment of any security for said loan.

          (e) Any loan made to a Participant shall be secured by a pro rata portion of his vested investment fund subaccounts, including any Company Stock subaccount. Repayments of a loan by a Participant shall be invested among the Participant's investment fund subaccounts in accordance with the Participant's investment election then in effect under Section 6.6(a)(i).

          (f) Loans shall be repaid in accordance with the repayment schedule provided under the terms of the loan agreement. Notwithstanding the repayment schedule provided in a loan agreement, however, the amount of any outstanding loan shall be due and payable on the earlier to occur of (a) the date on which distribution is made or commences to be made of the participant's vested interest under the Plan or (b) the expiration of one hundred eighty (180) days following the date the Participant ceases to be an Employee. Following a Participant's Severance Date, any outstanding loan amount which has become due and payable under the foregoing rule or otherwise, and which is secured by the Participant's vested interest in his Accounts, shall be treated as distributed from the Plan to the Participant.

          (g) In the event a Participant fails to repay a loan in accordance with the terms of a loan agreement, such loan shall be treated as in default. The date of the enforcement of the security interest due to a loan in default shall be determined by the Committee, provided no loss of principal or income shall result due to any delay in the enforcement of the security interest due to the default. As of the Participant's Severance Date, the Participant's Distributable Benefit shall be reduced by the outstanding amount of a loan which is then in default, including any accrued interest thereon, that is secured by the Participant's vested interest in his Accounts. Any reasonable costs related to collection of a loan made hereunder shall be borne by the Participant.

          (h) To the extent required to comply with the requirements of Section 401(a)(4) of the Internal Revenue Code, loans hereunder shall be made in a uniform and non-discriminatory manner.

8.17  Special Rule for Disabled Employees.
      -----------------------------------

          (a) Subsection 8.17(b) shall apply to any Participant whose active performance of services for a Participating Company has ceased by reason of disability, and who has not subsequently resumed the active performance of such services. Subsections 8.17(c) and (d) shall apply only to a Participant whose active performance of services for a Participating Company ceases prior to January 1, 1989 by reason of disability, and who has not subsequently resumed the active performance of such services.

          (b) In the case of a Participant to whom this Section 8.17(b) applies, so long as such Participant continues to receive Compensation from a Participating Company, but in no event for longer than a period of six (6) months commencing with the date of such Participant's cessation of active service, such Participant may continue to participate in this Plan in the same manner as any other Participant.

          (c) In the case of a Participant to whom this Section 8.17 applied by reason of a disability prior to January 1, 1989 and who, on or after expiration of the period described in Section 8.17(b) above, commences to receive payments under the long term disability benefit coverage provided by a Participating Company and who also is determined to be suffering from a Total and Permanent Disability, contributions shall be made by the Participating Company pursuant to Section 6.1(a) (relating to contributions to Participants' Company Contributions Accounts) with respect to the Participant's "Compensation" as defined in Subsection 8.17(d) below, but the Participant shall not be eligible to make any contributions with respect to his own Compensation, and shall not be entitled to share in any other Participating Company contributions to the Plan (including but not limited to contributions to the Company Matching Account). Contributions by a Participating Company pursuant to this Section 8.17(c) shall be subject to amendment or termination of the Plan or other suspension or discontinuance of contributions, and in any event shall cease to be made with respect to any Participant after the earlier to occur of such Participant's death or termination of employment for any other reason, cessation of Total and Permanent Disability, or attainment of age sixty-five (65).

          (d) In the case of a Participant to whom Section 8.17 applied by reason of a disability prior to January 1, 1989 and who is eligible to share in contributions of a Participating Company as provided in Subsection 8.17(c) above, the Compensation of such Participant for a Plan Year shall be deemed to equal the amount of Compensation which the Participant was paid (and which was taken into account for purposes of Sections 5.1 and 6.1 hereof) immediately before sustaining such Total and Permanent Disability, provided, however, that such amounts shall be included in Compensation only upon the following conditions:

               (i) the Participant is not an officer, owner, or highly compensated individual (within the meaning of such terms under Code
          Section 415(c)(3));

               (ii) the payments to such Participant under such long term disability benefit coverage shall be treated as "Compensation" only to the extent that such payments do not exceed the Participant's wage or salary rate paid immediately before becoming disabled to an extent constituting a Total and Permanent Disability; and

               (iii) the Participant's accounts under the Plan, to the extent attributable to contributions made during a period of Total and Permanent Disability shall be nonforfeitable.

          (e) For purposes of this Plan, a Participant shall not be deemed to have terminated employment prior to his ceasing to be eligible for contributions under this

      Section 8.17, and upon such cessation of eligibility shall be deemed to have terminated employment only if he did not then begin or recommence employment for the Company or an Affiliated Company.

8.18  Election for Fully Vested Employees Transferred to Fisher-Price, Inc.
      ---------------------------------------------------------------------

      A fully vested Participant who prior to April 1, 1997 transfers employment from the Company (or other Participating Company) to Fisher-Price, Inc. and who is eligible to participate in the Fisher-Price, Inc. Matching Savings Plan may elect to transfer his entire vested account balance in the Plan to the Fisher-Price, Inc. Matching Savings Plan by filing an election form at the time and in the manner prescribed by the Committee. The transfer must be made in cash except that any promissory note evidencing an outstanding loan to the Participant from the Plan may be transferred in kind. Any transferred promissory note shall thereafter be repayable by the Participant to the Fisher-Price, Inc. Matching Savings Plan in accordance with its terms.

8.19  Provision for Small Benefits.
      ----------------------------

      Notwithstanding anything in this Article to the contrary, a Participant who terminates employment with the Company and all Affiliated Companies shall receive a distribution of his Distributable Benefit in a single lump sum payment no later than sixty (60) days after the close of the Plan Year in which the Participant's termination of employment occurs to the extent administratively feasible, provided that the value of such Distributable Benefit is equal to or less than $5,000, determined as of the Valuation Date coincident with or immediately preceding his termination of employment. Effective January 1, 2002, for purposes of this Section 8.19, the value of a Participant's Distributable Benefit shall be determined without regard to that portion of the Participant's Distributable Benefit that is attributable to the Participant's Transfer/Rollover Account. If the value of the Participant's Distributable Benefit as so determined is $5,000 or less, the Participant shall receive a distribution of his Distributable Benefit in a single lump sum payment.

8.20  Special Provisions Applicable to Tyco Plan Accounts.
      ---------------------------------------------------

      The provisions of this Section 8.20 shall apply to the balance of a Participant's Tyco Before-Tax Contributions Account and Tyco Company Matching Account ("Tyco Accounts").

          (a) While he is still an Eligible Employee, a Participant may withdraw amounts from his Tyco Before-Tax Contributions Account to the extent that the

     Participant would be permitted to make a withdrawal from his Before-Tax Contributions Account in accordance with Section 8.6 and a Participant may withdraw amounts from his Tyco Company Matching Account to the extent that the Participant would be permitted to make a withdrawal from his Company Matching Account in accordance with Section 8.6. For this purpose, a Participant shall be deemed to have incurred a Total and Permanent Disability if because of a physical or mental disability, he will be unable to perform the duties of his customary position of employment (or is unable to engage in any substantial activity) for an indefinite period which the Committee considers will be of long continued duration.

        (b) A Participant may, in addition to the other forms of payment available under Section 8.7, elect to receive distribution of any amount payable from the Participant's Tyco Accounts or Transfer/Rollover Account paid in the form of either monthly, quarterly or annual installments over a fixed period of time not to exceed the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Beneficiary. A Beneficiary of a deceased Participant may, in addition to the other forms of payment available under Section 8.3 or 8.4, elect to receive distribution of any amount payable from the Participant's Tyco Accounts or Transfer/Rollover Account paid in the form of either monthly, quarterly or annual installments over a fixed reasonable period of time not to exceed the life expectancy of the Beneficiary. Any distribution made under this Section 8.20(b) shall be subject to the limitations of Section 401 (a)(9) of the Code.

8.21 Special Provisions Applicable to PrintPaks Plan Accounts.
     ---------------------------------------------------------

     The provisions of this Section 8.21 shall apply to the balance of a Participant's PrintPaks Before-Tax Contributions Account and PrintPaks Company Matching Account ("PrintPaks Accounts").

          (a) While he is still an Eligible Employee, a Participant may withdraw amounts from his PrintPaks Before-Tax Contributions Account to the extent that the Participant would be permitted to make a withdrawal from his Before-Tax Contributions Account in accordance with Section 8.6 and a Participant may withdraw amounts from his PrintPaks Company Matching Account to the extent that the Participant would be permitted to make a withdrawal from his Company Matching Account in accordance with

      Section 8.6. A Participant who has reached age 55 shall also be eligible to withdraw amounts from his PrintPaks Company Matching Account while he is an Eligible Employee to the extent otherwise permitted by Section 8.6.

          (b) A Participant may, in addition to the other forms of payment available under Section 8.7, elect to receive distribution of any amount payable from the Participant's PrintPaks Accounts or Transfer/Rollover Account paid in the form of either monthly, quarterly or annual installments over a fixed reasonable period of time not to exceed the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Beneficiary. A Beneficiary of a deceased Participant may, in addition to the other forms of payment available under Section 8.3 or 8.4, elect to receive distribution of any amount payable from the Participant's PrintPaks Account or Transfer/Rollover Account paid in the form of either monthly, quarterly or annual installments over a fixed reasonable period of time not to exceed the life expectancy of the Beneficiary. Any distribution made under this Section 8.21(b) shall be subject to the limitations of
      Section 401(a)(9) of the Code.

8.22  Special Provisions Applicable to Fort Wayne Plan Accounts.
      ----------------------------------------------------------

      With respect to the balance of a Participant's Fort Wayne Plan Before-Tax Contributions Account, Fort Wayne Plan Company Matching Account and Fort Wayne Plan Nonelective Account ("Fort Wayne Plan Accounts"), while the Participant is still an Eligible Employee, a Participant may withdraw amounts from his Fort Wayne Plan Before-Tax Contributions Account to the extent that the Participant would be permitted to make a withdrawal from his Before-Tax Contributions Account in accordance with Section 8.6 and a Participant may withdraw amounts from his Fort Wayne Plan Company Matching Account to the extent that the Participant would be permitted to make a withdrawal from his Company Matching Account in accordance with Section 8.6.

8.23  Special Provisions Applicable to Pleasant Plan Nonelective Account.
      -------------------------------------------------------------------

      With respect to the balance of a Participant's Pleasant Plan Nonelective Account, while the Participant is still an Eligible Employee, a Participant may withdraw amounts from his Pleasant Plan Nonelective Account to the extent that the Participant would be permitted to make a withdrawal from his Company Matching Account in accordance with Section 8.6.

                                   ARTICLE IX
                    OPERATION AND ADMINISTRATION OF THE PLAN

9.1  Plan Administration.
     -------------------

          (a) Authority to control and manage the operation and administration of the Plan shall be vested in a committee ("Committee") as provided in this Article IX.

          (b) The members of the Committee shall be appointed by the Board of Directors and shall hold office until resignation, death or removal by the Board of Directors. Members of the Committee may, but need not be, appointed by appropriate designation of a Committee heretofore constituted pursuant to the provisions of another employee benefit plan maintained by the Company.

          (c) For purposes of ERISA Section 402(a), the members of the Committee shall be Named Fiduciaries of this Plan.

          (d) The Secretary of the Committee shall cause to be attached to the copy of the Plan maintained in the office of the Committee for the purpose of inspection an accurate schedule listing the names of all persons from time to time serving as the Named Fiduciaries of the Plan.

          (e) Notwithstanding the foregoing, a Trustee with whom Plan assets have been placed in trust or an Investment Manager appointed pursuant to
     Section 9.3 may be granted exclusive authority and discretion to manage and control all or any portion of the assets of the Plan.

9.2  Committee Powers.
     ----------------

     The Committee shall have all powers and discretion necessary to supervise the administration of the Plan and control its operations. In addition to any powers and authority conferred on the Committee elsewhere in the Plan or by law, the Committee shall have, by way of illustration but not by way of limitation, the following powers and authority:

          (a) To allocate fiduciary responsibilities (other than trustee responsibilities) among the Named Fiduciaries and to designate one or more other persons to carry out fiduciary responsibilities (other than trustee responsibilities). However, no allocation or delegation under this Section 9.2(a) shall be effective until the person or persons to whom the responsibilities have been allocated or delegated agree to assume the responsibilities. The term "trustee responsibilities" as used herein shall have the meaning set forth in

     Section 405(c) of ERISA. The preceding provisions of this Section 9.2(a) shall not limit the authority of the Committee to appoint one or more Investment Managers in accordance with Section 9.3.

          (b) To designate agents to carry out responsibilities relating to the Plan, other than fiduciary responsibilities.

          (c) To employ such legal, actuarial, medical, accounting, clerical and other assistance as it may deem appropriate in carrying out the provisions of this Plan, including one or more persons to render advice with regard to any responsibility any Named Fiduciary or any other fiduciary may have under the Plan.

          (d) To establish rules and regulations from time to time for the conduct of the Committee's business and the administration and effectuation of this Plan.

          (e) To administer, interpret, construe and apply this Plan in its discretion and to decide all questions which may arise or which may be raised under this Plan by any Employee, Participant, former Participant, Beneficiary or other person whatsoever, including but not limited to all questions relating to eligibility to participate in the Plan, the amount of service of any Participant, and the amount of benefits to which any Participant or his Beneficiary may be entitled by reason of his service prior to or after the Effective Date hereof.

          (f) To determine the manner in which the assets of this Plan, or any part thereof, shall be disbursed.

          (g) To direct the Trustee, in writing, from time to time, to invest and reinvest the Trust Fund, or any part thereof, or to purchase, exchange, or lease any property, real or personal, which the Committee may designate. This shall include the right to direct the investment of all or any part of the Trust in any one security or any one type of securities permitted hereunder. Among the securities which the Committee may direct the Trustee to purchase are "employer securities" as defined in Code Section 409(1) or any successor statute thereto.

          (h) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate or convenient in the efficient administration of the Plan.

          (i) Effective as of December 12, 1994, to take such action as is necessary to have the Plan comply with Section 414(u) of the Code (regarding the reemployment of military veterans), and in such regard, and notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

     Any action taken in good faith by the Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon the Participants and their Beneficiaries. All discretionary powers conferred upon the Committee shall be absolute.

9.3  Investment Manager.
     ------------------

          (a) The Committee, by action reflected in the minutes thereof, may appoint one or more Investment Managers, as defined in Section 3(38) of ERISA, to manage all or a portion of the assets of the Plan.

          (b) An Investment Manager shall discharge its duties in accordance with applicable law and in particular in accordance with Section 404(a)(1) of ERISA.

          (c) An Investment Manager, when appointed, shall have full power to manage the assets of the Plan for which it has responsibility, and neither the Company nor the Committee shall thereafter have any responsibility for the management of those assets.

9.4  Periodic Review.
     ---------------

          (a) At periodic intervals, not less frequently than annually, the Committee shall review the long-run and short-run financial needs of the Plan and shall determine a funding policy for the Plan consistent with the objectives of the Plan and the minimum funding standards of ERISA, if applicable. In determining the funding policy the Committee shall take into account, at a minimum, not only the long-term investment objectives of the Trust Fund consistent with the prudent management of the assets thereof, but also the short-run needs of the Plan to pay benefits.

          (b) All actions taken by the Committee with respect to the funding policy of the Plan, including the reasons therefor, shall be fully reflected in the minutes of the Committee.

9.5  Committee Procedure.
     -------------------

          (a) A majority of the members of the Committee as constituted at any time shall constitute a quorum, and any action by a majority of the members present at any meeting, or authorized by a majority of the members in writing without a meeting, shall constitute the action of the Committee.

          (b) The Committee may designate certain of its members as authorized to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee of this action and the name or names of the designated members. The Trustee, Company, Participants, Beneficiaries, and any other party dealing with the Committee may accept and rely upon any document executed by the designated members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of the authorization of the designated members.

9.6  Compensation of Committee.
     -------------------------

          (a) Members of the Committee shall serve without compensation unless the Board of Directors shall otherwise determine. However, in no event shall any member of the Committee who is an Employee receive compensation from the Plan for his services as a member of the Committee.

          (b) All members shall be reimbursed for any necessary or appropriate expenditures incurred in the discharge of duties as members of the Committee.

          (c) The compensation or fees, as the case may be, of all officers, agents, counsel, the Trustee, or other persons retained or employed by the Committee shall be fixed by the Committee.

9.7  Resignation and Removal of Members.
     ----------------------------------

     Any member of the Committee may resign at any time by giving written notice to the other members and to the Board of Directors effective as therein stated. Any member of the Committee may, at any time, be removed by the Board of Directors.

9.8  Appointment of Successors.
     -------------------------

          (a) Upon the death, resignation, or removal of any Committee member, the Board of Directors may appoint a successor.

          (b) Notice of appointment of a successor member shall be given by the Secretary of the Company in writing to the Trustee and to the members of the Committee.

          (c) Upon termination, for any reason, of a Committee member's status as a member of the Committee, the member's status as a Named Fiduciary shall concurrently be terminated, and upon the appointment of a successor Committee member the successor shall assume the status of a Named Fiduciary as provided in
     Section 9.1.

9.9  Records.
     -------

          (a) The Committee shall keep a record of all its proceedings and shall keep, or cause to be kept, all such books, accounts, records, or other data as may be necessary or advisable in its judgment for the administration of the Plan and to properly reflect the affairs thereof.

          (b) However, nothing in this Section 9.9 shall require the Committee or any member thereof to perform any act which, pursuant to law or the provisions of this Plan, is the responsibility of the Plan Administrator, nor shall this Section relieve the Plan Administrator from such responsibility.

9.10  Reliance Upon Documents and Opinions.
      ------------------------------------

          (a) The members of the Committee, the Board of Directors, the Company and any person delegated under the provisions hereof to carry out any fiduciary responsibilities under the Plan ("delegated fiduciary"), shall be entitled to rely upon any tables, valuations, computations, estimates, certificates and reports furnished by any consultant, or firm or corporation which employs one or more consultants, upon any opinions furnished by legal counsel, and upon any reports furnished by the Trustee. The members of the Committee, the Board of Directors, the Company and any delegated fiduciary shall be fully protected and shall not be liable in any manner whatsoever for anything done or action taken or suffered in reliance upon any such consultant or firm or corporation which employs one or more consultants, Trustee, or counsel.

          (b) Any and all such things done or actions taken or suffered by the Committee, the Board of Directors, the Company and any delegated fiduciary shall be conclusive and binding on all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

          (c) The Committee and any delegated fiduciary may, but are not required to, rely upon all records of the Company with respect to any matter or thing whatsoever, and may likewise treat those records as conclusive with respect to all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

9.11  Requirement of Proof.
      --------------------

      The Committee or the Company may require satisfactory proof of any matter under this Plan from or with respect to any Employee, Participant, or Beneficiary, and no person shall acquire any rights or be entitled to receive any benefits under this Plan until the required proof shall be furnished.

9.12  Reliance on Committee Memorandum.
      --------------------------------

      Any person dealing with the Committee may rely on and shall be fully protected in relying on a certificate or memorandum in writing signed by any Committee member or other person so authorized, or by the majority of the members of the Committee, as constituted as of the date of the certificate or memorandum, as evidence of any action taken or resolution adopted by the Committee.

9.13  Multiple Fiduciary Capacity.
      ---------------------------

      Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

9.14  Limitation on Liability.
      -----------------------

          (a) Except as provided in Part 4 of Title I of ERISA, no person shall be subject to any liability with respect to his duties under the Plan unless he acts fraudulently or in bad faith.

          (b) No person shall be liable for any breach of fiduciary responsibility resulting from the act or omission of any other fiduciary or any person to whom fiduciary responsibilities have been allocated or delegated, except as provided in Part 4 of Title I of ERISA.

          (c) No action or responsibility shall be deemed to be a fiduciary action or responsibility except to the extent required by ERISA.

9.15  Indemnification.
      ---------------

          (a) To the extent permitted by law, the Company shall indemnify each member of the Board of Directors and the Committee, and any other Employee of the Company with duties under the Plan, against expenses (including any amount paid in settlement) reasonably incurred by him in connection with any claims against him by reason of his conduct in the performance of his duties under the Plan, except in relation to matters as to which he acted fraudulently or in bad faith in the performance of such duties. The preceding right of indemnification shall pass to the estate of such a person.

          (b) The preceding right of indemnification shall be in addition to any other right to which the Board member or Committee member or other person may be entitled as a matter of law or otherwise.

9.16  Allocation of Fiduciary Responsibility.
      --------------------------------------

          (a) Part 4 of Title I of ERISA permits the division, allocation and delegation between Plan fiduciaries of the fiduciary responsibilities owed to the Plan Participants. Under this concept, each fiduciary, including a Named Fiduciary, is accountable only for his own functions, except to the extent of his co-fiduciary liability under Section 405 of ERISA.

          (b) Under the preceding provisions of this Article IX, the day-to-day operational, administrative and investment aspects of the Plan have been delegated to the Committee. Except to the extent expressly provided to the contrary in the Plan document, the responsibilities delegated to the Committee include, by way of illustration but not by way of limitation, such matters as:

               (i)   Satisfying accounting and auditing requirements;

               (ii)  Satisfying insurance and bonding requirements;

               (iii) Administering the Plan's claims and procedure; and

               (iv)  Appointing Investment Managers.

9.17  Bonding.
      -------

          (a) Except as is prescribed by the Board of Directors, as provided in
      Section 412 of ERISA, or as may be required under any other applicable law, no bond or other security shall be required by any member of the Committee, or any of her fiduciary under this Plan.

          (b) Notwithstanding the foregoing, for purposes of satisfying its indemnity obligations under Section 9.15, the Company may (but need not) purchase and pay premiums for one or more policies of insurance. However, this insurance shall not release the Company of its liability under the indemnification provisions.

9.18  Prohibition Against Certain Actions.
      -----------------------------------

          (a) To the extent prohibited by law, in administering this Plan the Committee shall not discriminate in favor of any class of Employees and particularly it shall not discriminate in favor of highly compensated Employees, or Employees who are officers or shareholders of the Company.

          (b) The Committee shall not cause the Plan to engage in any transaction that constitutes a nonexempt prohibited transaction under
      Section 4975(c) of the Code or Section 406(a) of ERISA.

          (c) All individuals who are fiduciaries with respect to the Plan (as defined in Section 3(21) of ERISA) shall discharge their fiduciary duties in accordance with applicable law, and in particular, in accordance with the standards of conduct contained in Section 404 of ERISA.

9.19  Plan Expenses.
      -------------

          (a) All expenses incurred in the establishment, administration and operation of the Plan, including but not limited to the expenses incurred by the members of the Committee in exercising their duties, shall be charged to the Trust Fund and allocated to Participants Accounts as determined by the Committee, but shall be paid by the Company if not paid by the Trust Fund.

          (b) Notwithstanding the foregoing, the cost of interest and normal brokerage charges which are included in the cost of securities purchased by the Trust Fund (or charged to proceeds in the case of sales) or other charges relating to specific assets of the Plan shall be charged and allocated in a fair and equitable manner to the Accounts to which the securities (or other assets) are allocated.

                                   ARTICLE X
                               SPECIAL PROVISIONS
                            CONCERNING COMPANY STOCK
                        EFFECTIVE AS OF OCTOBER 1, 1992

10.1  Securities Transactions.
      -----------------------

      Subject to the limitations of Section 6.6(a)(iv), the Trustee shall acquire Company Stock in the open market or from the Company or any other person, including a party in interest, pursuant to a Participant's election to invest any Company contributions on his behalf (including

Before-Tax Contributions), or Participant After-Tax Contributions, in the Company Stock alternative established by the Committee in accordance with
Section 6.6, or to transfer amounts held in other investment alternatives to such Company Stock alternative. No commission will be paid in connection with the Trustee's acquisition of Company Stock from a party in interest. Pending acquisition of Company Stock and pursuant to a Participant's investment election, elected amounts shall be allocated to the Participant's Company Stock subaccount in cash and may be invested in any short-term interest fund of the Trustee. Neither the Company, nor the Committee, nor any Trustee have any responsibility or duty to time any transaction involving Company Stock in order to anticipate market conditions or changes in Company Stock value. Neither the Company, nor the Committee nor any Trustee have any responsibility or duty to sell Company Stock held in the Trust Fund in order to maximize return or minimize loss.

10.2  Valuation of Company Securities.
      -------------------------------

      When it is necessary to value Company Stock held by the Plan, the value will be the current fair market value of the Company Stock, determined in accordance with applicable legal requirements.

      If the Company Stock is publicly traded, fair market value will be based on the most recent closing price in public trading, as reported in The Wall
                                                                   --------
Street Journal or any other publication of general circulation designated by the
--------------
Committee, unless another method of valuation is required by the standards applicable to prudent fiduciaries.

      If the Company Stock cannot be valued on the basis of its closing price in recent public trading, fair market value will be determined by the Company in good faith based on all relevant factors for determining the fair market value of securities. Relevant factors include an independent appraisal by a person who customarily makes such appraisals, if an appraisal of the fair market value of the Company Stock as of the relevant date was obtained.

      In the case of a transaction between the Plan and a party in interest, the fair market value of the Company Stock must be determined as of the date of the transaction rather than as of some other Valuation Date occurring before or after the transaction. In other cases, the fair market value of the Company Stock will be determined as of the most recent Valuation Date.

10.3  Allocation of Stock Dividends and Splits.
      ----------------------------------------

      Company Stock received by the Trust as a result of a Company Stock split or Company Stock dividend on Company Stock held in Participants' Accounts will be allocated as of the

Valuation Date coincident with or following the date of such split or dividend, to each Participant who has such an Account. The amount allocated will bear substantially the same proportion to the total number of shares received as the number of shares in the Participant's Account bears to the total number of shares allocated to such Accounts of all Participants immediately before the allocation. The shares will be allocated to the nearest thousandth of a share.

10.4  Reinvestment of Dividends.
      -------------------------

      Upon direction of the Committee, cash dividends may be reinvested as soon as practicable by the Trustee in shares of Company Stock for Participants' Accounts. Cash dividends may be reinvested in Company Stock purchased as provided in Section 10.1 or purchased from the Accounts of Participants who receive cash distributions of a fractional share or a fractional interest therein.

10.5  Voting of Company Stock.
      -----------------------

      The Trustee shall have no discretion or authority to vote Company Stock held in the Trust on any matter presented for a vote by the stockholders of the Company except in accordance with timely directions received by the Trustee from Participants, unless otherwise required by applicable law.

          (a) Each Participant shall be entitled to direct the Trustee as to the voting of all Company Stock allocated and credited to his Account.

          (b) All Participants entitled to direct such voting shall be notified by the Company, pursuant to its normal communications with shareholders, of each occasion for the exercise of such voting rights within a reasonable time before such rights are to be exercised. Such notification shall include all information distributed to shareholders either by the Company or any other party regarding the exercise of such rights. If a Participant shall fail to direct the Trustee as to the exercise of voting rights arising under any Company Stock credited to his Accounts, or if any Company Stock held in the Plan has not been allocated to Participants' Accounts, the Trustee shall not be required to vote such Company Stock except as otherwise required by applicable law. The Trustee shall maintain confidentiality with respect to the voting directions of all Participants.

          (c) Each Participant shall be a Named Fiduciary (as that term is defined in ERISA Section 402(a)(2)) with respect to Company Stock for which he has the right to direct the voting under the Plan but solely for the purpose of exercising voting rights pursuant to this Section 10.5.

10.6  Confidentiality Procedures.
      --------------------------

      The Committee shall establish procedures intended to ensure the confidentiality of information relating to Participant transactions involving Company Stock, including the exercise of voting, tender and similar rights. The Committee shall also be responsible for ensuring the adequacy of the confidentiality procedures and monitoring compliance with such procedures. The Committee may, in its sole discretion, appoint an independent fiduciary to carry out any activities that it determines involve a potential for undue Company influence on Participants with respect to the exercise of their rights as shareholders.

10.7  Securities Law Limitation.
      -------------------------

      Neither the Committee nor the Trustee shall be required to engage in any transaction, including, without limitation, directing the purchase or sale of Company Stock, which it determines in its sole discretion might tend to subject itself, its members, the Plan, the Company, or any Participant or Beneficiary to a liability under federal or state securities laws.

                                   ARTICLE XI
                       MERGER OF COMPANY; MERGER OF PLAN

11.1  Effect of Reorganization or Transfer of Assets.
      ----------------------------------------------

      In the event of a consolidation, merger, sale, liquidation, or other transfer of the operating assets of the Company to any other company, the ultimate successor or successors to the business of the Company shall automatically be deemed to have elected to continue this Plan in full force and effect, in the same manner as if the Plan had been adopted by resolution of its Board of Directors, unless the successor(s), by resolution of its Board of Directors, shall elect not to so continue this Plan in effect, in which case the Plan shall automatically be deemed terminated as of the applicable effective date set forth in the board resolution.

11.2  Merger Restriction.
      ------------------

      Notwithstanding any other provision in this Article, this Plan shall not in whole or in part merge or consolidate with, or transfer its assets or liabilities to any other plan unless each affected Participant in this Plan would receive a benefit immediately after the merger, consolidation, or transfer (if the Plan then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

                                  ARTICLE XII
                              PLAN TERMINATION AND
                        DISCONTINUANCE OF CONTRIBUTIONS

12.1  Plan Termination.
      ----------------

          (a) (i) Subject to the following provisions of this Section 12.1, the Company may terminate the Plan and the Trust Agreements at any time by an instrument in writing executed in the name of the Company by an officer or officers duly authorized to execute such an instrument, and delivered to the Trustee.
              (ii) The Plan and Trust Agreements may terminate if the Company merges into any other corporation, if as the result of the merger the entity of the Company ceases, and the Plan is terminated pursuant to the rules of Section 11.1.
          (b) Upon and after the effective date of the termination, the Company shall not make any further contributions under the Plan and no contributions need be made by the Company applicable to the Plan year in which the termination occurs, except as may otherwise be required by law.
          (c) The rights of all affected Participants to benefits accrued to the date of termination of the Plan, to the extent funded as of the date of termination, shall automatically become vested as of that date.

12.2  Discontinuance of Contributions.
      -------------------------------

          (a) In the event the Company decides it is impossible or inadvisable for business reasons to continue to make contributions under the Plan, the Company by resolution of its Board of Directors may discontinue contributions to the Plan. Upon and after the effective date of this discontinuance, no Participating Company or Participant shall make any further contributions under the Plan and no contributions need to be made by a Participating Company with respect to the Plan Year in which the discontinuance occurs, except as may otherwise be required by law. A Participant shall be released from any salary reduction agreement under the Plan as of the effective date of a discontinuance of contributions.

          (b) The discontinuance of contributions on the part of the Company shall not terminate the Plan as to the funds and assets then held by the Trustee, or operate to accelerate any payments of distributions to or for the benefit of Participants or Beneficiaries, and the Trustee shall continue to administer the Trust Fund in accordance with the provisions of the Plan until all of the obligations under the Plan shall have been discharged and satisfied.
          (c) However, if this discontinuance of contributions shall cause the Plan to lose its status as a qualified plan under Code Section 401(a), the Plan shall be terminated in accordance with the provisions of this Article XII.
          (d) On and after the effective date of a discontinuance of contributions, the rights of all affected Participants to benefits accrued to that date, to the extent funded as of that date, shall automatically become fully vested as of that date.

12.3  Rights of Participants.
      ----------------------

      In the event of the termination of the Plan, for any cause whatsoever, all assets of the Plan, after payment of expenses, shall be used for the exclusive benefit of Participants and their Beneficiaries and no part thereof shall be returned to the Company, except as provided in Section 6.7 of this Plan.

12.4  Trustee's Duties on Termination.
      -------------------------------

          (a) On or before the effective date of termination of this Plan, the Trustee shall proceed as soon as possible, but in any event within six months from the effective date, to reduce all of the assets of the Trust Fund to cash and other securities in such proportions as the Committee shall determine (after approval by the Internal Revenue Service, if necessary or desirable, with respect to any portion of the assets of the Trust Fund held in common stock or securities of the Company).
          (b) After first deducting the estimated expenses for liquidation and distribution chargeable to the Trust Fund, and after setting aside a reasonable reserve for expenses and liabilities (absolute or contingent) of the Trust, the Committee shall make required allocations of items of income and expense to the Accounts.
          (c) Following these allocations, the Trustee shall promptly, after receipt of appropriate instructions from the Committee, distribute in accordance with Section 8.7 to each former Participant in Company stock or cash an amount equal to the amount credited to his Accounts as of the date of completion of the liquidation.
          (d) The Trustee and the Committee shall continue to function as such for such period of time as may be necessary for the winding up of this Plan and for the making of distributions in accordance with the provisions of this Plan.
          (e) Notwithstanding the foregoing, distributions to Participants upon Plan termination in accordance with this Section 12.4 shall only be made if a "successor plan," within the meaning of regulations under Code
      Section 401(k)(10), is not established. In the event a "successor plan" is established prior to or subsequent to the termination of the Plan, the Committee shall direct the Trustee to continue to hold any assets of the Trust Fund not payable upon the termination until such assets may, at the direction of the Committee, be transferred to and held in the successor plan until distributable under the terms of that successor plan.

12.5  Partial Termination.
      -------------------

          (a) In the event of a partial termination of the Plan within the meaning of Code Section 411(d)(3), the interests of affected Participants in the Trust Fund, as of the date of the partial termination, shall become nonforfeitable as of that date.
          (b) That portion of the assets of the Plan affected by the partial termination shall be used exclusively for the benefit of the affected Participants and their Beneficiaries, and no part thereof shall otherwise be applied.
          (c) With respect to Plan assets and Participants affected by a partial termination, the Committee and the Trustee shall follow the same procedures and take the same actions prescribed in this Article XII in the case of a total termination of the Plan.

12.6  Failure to Contribute.
      ---------------------

      The failure of a Participating Company to contribute to the Trust in any year, if contributions are not required under the Plan for that year, shall not constitute a complete discontinuance of contributions to the Plan.

                                  ARTICLE XIII
                            APPLICATION FOR BENEFITS

13.1  Application for Benefits.
      ------------------------

      The Committee may require any person claiming benefits under the Plan to submit an application therefor, together with such documents and information as the Committee may require. In the case of any person suffering from a disability which prevents the claimant from making personal application for benefits, the Committee may, in its discretion, permit another person acting on his behalf to submit the application.

13.2  Action on Application.
      ---------------------

          (a) Within ninety days following receipt of an application and all necessary documents and information, the Committee's authorized delegate reviewing the claim shall furnish the claimant with written notice of the decision rendered with respect to the application.
          (b) In the case of a denial of the claimant's application, the written notice shall set forth:
              (i) The specific reasons for the denial, with reference to the Plan provisions upon which the denial is based;
              (ii) A description of any additional information or material necessary for perfection of the application (together with an explanation why the material or information is necessary); and
              (iii)  An explanation of the Plan's claim review procedure.
          (c) A claimant who wishes to contest the denial of his application for benefits or to contest the amount of benefits payable to him shall follow the procedures for an appeal of benefits as set forth in Section 13.3 below, and shall exhaust such administrative procedures prior to seeking any other form of relief.

13.3  Appeals.
      -------

          (a) (i) A claimant who does not agree with the decision rendered with respect to his application may appeal the decision to the Committee.
               (ii) The appeal shall be made, in writing, within sixty days after the date of notice of the decision with respect to the application.

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

               (iii) If the application has neither been approved nor denied within the ninety day period provided in Section 13.2 above, then the appeal shall be made within sixty days after the expiration of the ninety day period.
          (b) The claimant may request that his application be given full and fair review by the Committee. The claimant may review all pertinent documents and submit issues and comments in writing in connection with the appeal.
          (c) The decision of the Committee shall be made promptly, and not later than sixty days after the Committee's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty days after receipt of a request for review.
          (d) The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant with specific reference to the pertinent Plan provisions upon which the decision is based.

                                  ARTICLE XIV
                          LIMITATIONS ON CONTRIBUTIONS

14.1  General Rule.
      ------------

          (a) Except to the extent permitted under Section 5.2(f) of the Plan and Section 414(v) of the Code, the total Annual Additions under this Plan to a Participant's Plan Accounts shall not exceed:
              (i) for any Limitation Year ending before January 1, 2002, the lesser of (A) Thirty Thousand Dollars ($30,000) (as adjusted for increases in the cost-of-living under Section 415(d) of the Code) or
          (B) twenty-five percent (25%) of the Participant's total Compensation from the Company and any Affiliated Companies for the year, excluding amounts otherwise treated as Annual Additions under Section 14.2; and
              (ii) for any Limitation Year beginning after December 31, 2001, the lesser of (A) Forty Thousand Dollars ($40,000) (as adjusted for increases in the cost-of-living under Section 415(d) of the Code) or
          (B) one hundred percent (100%) of the Participant's total Compensation from the Company and any Affiliated Companies for the year, excluding amounts otherwise treated as Annual Additions under Section 14.2.
               The limitation in Section 14.1(a)(ii)(B) shall not apply to any contribution for medical benefits after separation from Service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition."
          (b) For purposes of this Article XIV, the Company has elected a "Limitation Year" corresponding to the Plan Year.

14.2  Annual Additions.
      ----------------

      For purposes of Section 14.1, the term "Annual Additions" shall mean, for any Limitation Year, the sum of:
          (a) the amount credited to the Participant's Accounts from Company contributions for such Limitation Year;
          (b) any Employee contributions for the Limitation Year; and
          (c) any amounts described in Section 415(1)(1) or 419(A)(d)(2) of the Code.
      Annual Additions for Limitation Years commencing prior to 1987 shall not be recalculated to take into account all Employee contributions.

14.3  Other Defined Contribution Plans.
      --------------------------------

      If the Company or an Affiliated Company is contributing to any other defined contribution plan (as defined in Section 415(k) of the Code) for its Employees, some or all of whom may be Participants in this Plan, then contributions to the other plan shall be aggregated with contributions under this Plan for the purposes of applying the limitations of Section 14.1.

14.4  Combined Plan Limitation (Defined Benefit Plan).
      -----------------------------------------------

      In the event a Participant hereunder also is a participant in any qualified defined benefit plan (within the meaning of Section 415(k) of the Code) of the Company or an Affiliated Company, then the benefit payable under such other defined benefit plan, or any of them, shall be reduced for so long and to the extent necessary to provide that the sum of the "defined benefit fraction" and the "defined contribution fraction," for any Limitation Year, as defined in Section 415(e) of the Code, shall not exceed one (1). The limitation of this Section 14.4 shall not apply to any Plan Year beginning on or after January 1, 2000.

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

14.5  Adjustments for Excess Annual Additions.
      ---------------------------------------

      In general, the amount of excess for any Limitation Year under this Plan and any other defined contribution plan (as defined in Code Section 414(i)) or defined benefit plan (as defined in Code Section 414(j)) maintained by the Company or an Affiliated Company will be determined so as to avoid Annual Additions in excess of the limitations set forth in Sections 14.1 through 14.4. However, if as a result of an administrative error, the Annual Additions to a Participant's Accounts under this Plan (after giving effect to the maximum permissible adjustments under the other plans) would exceed the applicable limitations described in Sections 14.1 through 14.4, the excess amount shall be subject to this Section 14.5.
          (a) For Plan Years commencing prior to January 1, 1993, the following rules shall apply:
              (i) If the Participant made any after-tax contributions to any defined contribution plan that is maintained by the Company or an Affiliated Company, which after-tax contributions were not matched by matching contributions, these contributions shall be returned to the Participant to the extent of any excess Annual Additions arising under
          Section 14.1(a)(ii).
              (ii) If excess Annual Additions remain after the application of the above rule, such excess amounts (if any) allocated to the Participant's Company Contributions Account shall be reduced to the extent necessary to eliminate (if possible) any remaining excess Annual Additions.
              (iii)  If excess Annual Additions remain after the application of
          (i) and (ii) above, such excess amounts (if any) allocated to the Participant's Company Matching Contribution Account shall be reduced to the extent necessary to eliminate (if possible) any remaining excess Annual additions.
              (iv) If any excess Annual Additions remain after the application of (i), (ii) and (iii) above, such excess amounts (if any) allocated to the Participant's Before-Tax Contributions Account shall be reduced to the extent necessary to eliminate (if possible) any remaining excess Annual Additions.
          (b) For Plan Years commencing on or after January 1, 1993, the following rules shall apply:

              (i) If the Participant made any after-tax contributions to this or any other defined contribution plan that is maintained by the Company or an Affiliated Company, which after-tax contributions were not matched by matching contributions, within the meaning of Code
          Section 401(m), such after-tax contributions and any earnings thereon shall be returned to the Participant to the extent of any excess Annual Additions.
              (ii) If excess Annual Additions remain after the application of the above rule, if the Participant made any Before-Tax Contributions for the Plan Year to this or any other defined contribution plan that is maintained by the Company or an Affiliated Company, which Before-Tax Contributions were not matched by matching contributions, within the meaning of Code Section 401(m), Before-Tax Contributions and any earnings thereon shall be returned to the Participant to the extent of any excess Annual Additions.
              (iii) If excess Annual Additions remain after the application of the above rule, if the Participant made any after-tax contributions for the Plan Year to this or any other defined contribution plan that is maintained by the Company or an Affiliated Company, which after-tax contributions were matched by matching contributions, within the meaning of Code Section 401(m), any such after-tax contributions and any earnings thereon shall be returned to the Participant and any matching contributions attributable thereto shall be reduced to the extent necessary to eliminate any remaining excess Annual Additions.
              (iv) If excess Annual Additions remain after the application of the above rule, if the Participant made any Before-Tax Contributions for the Plan Year to this or any other defined contribution plan that is maintained by the Company or an Affiliated Company, which Before-Tax Contributions were matched by matching contributions, within the meaning of Code Section 401(m), any such Before-Tax Contributions and any earnings thereon shall be returned to the Participant and any matching contributions attributable thereto shall be reduced to the extent necessary to eliminate any remaining excess Annual Additions.

              (v) If excess Annual Additions remain after the application of the above rule, any other Company contributions for the Plan Year shall be reduced to the extent necessary to eliminate any remaining excess Annual Additions.

14.6  Disposition of Excess Amounts.
      -----------------------------

      Any excess amounts contributed by a Participating Company on behalf of a Participant for any Plan Year (other than Before-Tax Contributions) shall be held unallocated in a suspense account for the Plan Year and applied, to the extent possible, first to reduce the Participating Company contributions for the Plan Year, and next, to reduce the Participating Company contributions for the succeeding Plan Year, or Years, if necessary. No investment gains or losses shall be allocated to a suspense account.

14.7  Affiliated Company.
      ------------------

      For purposes of this Article XIV, the status of an entity as an Affiliated Company shall be determined by reference to the percentage tests set forth in Code Section 415(h).

                                   ARTICLE XV
                           RESTRICTION ON ALIENATION

15.1  General Restrictions Against Alienation.
      ---------------------------------------

          (a) The interest of any Participant or Beneficiary in the income, benefits, payments, claims or rights hereunder, or in the Trust Fund shall not in any event be subject to sale, assignment, hypothecation, or transfer. Each Participant and Beneficiary is prohibited from anticipating, encumbering, assigning, or in any manner alienating his or her interest under the Trust Fund, and is without power to do so, except as may otherwise be provided for in the Trust Agreement. The interest of any Participant or Beneficiary shall not be liable or subject to his debts, liabilities or obligations, now contracted, or which may be subsequently contracted. The interest of any Participant or Beneficiary shall be free from all claims, liabilities, bankruptcy proceedings, or other legal process now or hereafter incurred or arising; and the interest or any part thereof, shall not be subject to any judgment rendered against the Participant or Beneficiary.
          (b) In the event any person attempts to take any action contrary to this Article XV, that action shall not be effective, and all Participants and their Beneficiaries, may disregard that action and shall not suffer any liability for any disregard of that action, and shall be reimbursed on demand out of the Trust Fund for the amount of any loss, cost or expense incurred as a result of disregarding or of acting in disregard of that action.
          (c) The preceding provisions of this Section 15.1 shall be interpreted and applied by the Committee in accordance with the requirements of Code
      Section 401(a)(13) as construed and interpreted by authoritative judicial and administrative rulings and regulations.
          (d) The provisions of Subsections 15.1(a) and 15.1(b) are expressly subject to qualified domestic relations orders, as provided in Code
      Section 401(a)(13)(B).

15.2  Nonconforming Distributions Under Court Order.
      ---------------------------------------------

          (a) In the event that a court with jurisdiction over the Plan and the Trust Fund shall issue an order or render a judgment requiring that all or part of a Participant's interest under the Plan and in the Trust Fund be paid to a spouse, former spouse and/or children of the Participant by reason of or in connection with the marital dissolution and/or marital separation of the Participant and the spouse, and/or some other similar proceeding involving marital rights and property interests, then notwithstanding the provisions of Section 15.1 the Committee may, in its absolute discretion, direct the applicable Trustee to comply with that court order or judgment and distribute assets of the Trust Fund in accordance therewith. Pending distribution to an alternate payee of any portion of a Participant's vested interest in the Trust Fund, pursuant to a court order or judgment, such portion shall be segregated and invested in accordance with rules prescribed by the Committee, and neither the Participant nor the alternate payee shall be entitled to make an election with respect to the investment of such segregated portion.
          (b) The Committee's decision with respect to compliance with any such court order or judgment shall be made in its absolute discretion and shall be binding upon the Trustee and all Participants and their Beneficiaries; provided, however, that the Committee in the exercise of its discretion shall not make payments in accordance with the terms of an order which is not a qualified domestic relations order or which the Committee determines would jeopardize the continued qualification of the Plan and Trust under
      Section 401 of the Code. Notwithstanding the foregoing, the Committee may make a distribution to an alternate payee prior to the date the Participant attains age fifty (50), if such distribution is required by a qualified domestic relations order.

          (c) Neither the Plan, the Company, the Committee nor the Trustee shall be liable in any manner to any person, including any Participant or Beneficiary, for complying with any such court order or judgment.
          (d) Nothing in this Section 15.2 shall be interpreted as placing upon the Company, the Committee or any Trustee any duty or obligation to comply with any such court order or judgment. The Committee may, if in its absolute discretion it deems it to be in the best interests of the Plan and the Participants, determine that any such court order or judgment shall be resisted by means of judicial appeal or other available judicial remedy, and in that event the Trustee shall act in accordance with the Committee's directions.
          (e) The Committee shall adopt procedures and provide notifications to a Participant and alternate payees in connection with a qualified domestic relations order, to the extent required under Code Section 414(p).

                                  ARTICLE XVI
                                PLAN AMENDMENTS

16.1  Amendments.
      ----------

      The Board of Directors may at any time, and from time to time, amend the Plan by an instrument in writing executed in the name of the Company by an officer or officers duly authorized to executed such instrument, and delivered to the applicable Trustee. However, to the extent required by law, no amendment shall be made at any time, the effect of which would be:
          (a) To cause any assets of the Trust Fund to be used for or diverted to purposes other than providing benefits to the Participants and their Beneficiaries, and defraying reasonable expenses of administering the Plan, except as provided in Section 6.7;
          (b) To have any retroactive effect so as to deprive any Participant or Beneficiary of any accrued benefit to which he would be entitled under this Plan, in contravention of Code Section 411(d)(6), if his employment were terminated immediately before the amendment;
          (c) To eliminate or reduce an optional form of benefit to the extent so doing would contravene Code Section 411(d)(6); or

          (d) To increase the responsibilities or liabilities of a Trustee or an Investment Manager without his written consent.
16.2  Retroactive Amendments.
      ----------------------
      Notwithstanding any provisions of this Article XVI to the contrary, the Plan may be amended prospectively or retroactively (as provided in Section 401(b) of the Code) to make the Plan conform to any provision of ERISA, any Code provisions dealing with tax-qualified employees' trusts, or any regulation under either.
16.3  Amendment of Vesting Provisions.
      -------------------------------
      Effective January 1, 1989, if the Plan is amended in any way that directly or indirectly affects the computation of a Participant's vested interest in his Accounts, each Participant who has completed at least three (3) Years of Service may elect, within a reasonable time after the adoption of the amendment, to continue to have his vested interest computed under the Plan without regard to such amendment. The period during which the election may be made shall commence when the date of the amendment is adopted and shall end on the latest of: (i) 60 days after the amendment is adopted; (ii) 60 days after the amendment is effective; or (iii) 60 days after the Participant is issued written notice of the amendment.
      In the event that the Plan's vesting schedule is amended, the nonforfeitable percentage of every Employee who is a Participant on the date the amendment is adopted, or the date the amendment is effective, if later, in his Company Matching Account and/or Company Contributions Account shall be not less than his percentage computed under the Plan without regard to the amendment.
                                 ARTICLE XVII
                             TOP-HEAVY PROVISIONS
17.1  Minimum Company Contributions.
      -----------------------------
      In the event that this Plan is deemed a Top-Heavy plan with respect to any Plan Year, each Non-Key Employee who is a Participant shall receive Company contributions that in the aggregate are at least equal to the lesser of three percent (3%) of Compensation or the percentage at which Company contributions are made for the Key Employee (under any plan required to be included in an Aggregation Group) for whom such percentage is the highest for the Plan Year, regardless of whether the Non-Key Employee elected to make Before-Tax Contributions to the

Plan for the Plan Year, completed less than 1,000 Hours of Service during such Plan Year, or the Non-Key Employee's level of Compensation. For purposes of this
Section 17.1, Company contributions shall include (i) amounts considered contributed by Key Employees and which qualify for treatment under Code Section 401(k) and (ii) any Company contributions for Key Employees or Non-Key Employees taken into account under Section 401(k)(3) or 401(m) of the Code. For purposes of this Section 17.1, Company contributions shall not include amounts considered as contributed by Non-Key Employees and which qualify for treatment under Code
Section 401(k). Further, in determining the percentage at which Company contributions are made for the Plan Year for the Key Employee for whom such percentage is the highest, the contributions for a Key Employee shall be divided by so much of a Key Employee's compensation for the Plan Year as does not exceed $200,000, as that amount is adjusted each year by the Secretary of the Treasury.
      In the event a Participant is covered by both a defined contribution and a defined benefit plan maintained by the Company, both of which are determined to be Top-Heavy Plans, the defined benefit minimum, offset by the benefits provided under the defined contribution plan, shall be provided under the defined benefit plan.
17.2  Compensation.
      ------------
      For the purpose of calculating Company contributions to be made to a Participant for Plan Years commencing prior to January 1, 1989, the annual Compensation taken into account for any Employee shall not exceed $200,000 (increased by any adjustments made pursuant to Section 416(d)(2) of the Code or regulations thereunder) if the Plan is deemed a Top-Heavy Plan with respect to any Plan Year.
17.3  Top-Heavy Determination.
      -----------------------
      This Plan shall be deemed a Top-Heavy Plan with respect to any Plan Year in which, as of the Determination Date: (a) the aggregate of the Accounts of Key Employees under the Plan exceeds 60% of the aggregate of the Accounts of all Employees; or (b) the aggregate of the Accounts of Key Employees under all defined contribution plans and the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans includable in an Aggregation Group exceed 60% of a similar sum for all employees in such group. As used above, the term "Aggregation Group" includes all plans of Participating Companies having one or more Key Employees as Participants and any other defined contribution plan of a Participating

Company that permits a plan of a Participating Company having one or more Key Employees to meet the qualification requirements of Sections 401(a)(4) or 410 of the Code.
     The present value of account balances under a defined contribution plan shall be determined as of the most recent valuation date that falls within or ends on the Determination Date. The present value of accrued benefits under a defined benefit plan shall be determined as of the same valuation date used for computing plan costs for minimum funding. The present value of the cumulative accrued benefits of a Non-Key Employee shall be determined under either:
          (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by affiliated companies, within the meaning of Code Sections 414(b), (c), (m) or (o); or
          (ii) if there is no such method, as if such benefit accrued not more rapidly than the lowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.
     For purposes of this Article XVII, "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year, or, in the case of the first Plan Year, the last day of such Plan Year.
     The term, "Key Employee" shall mean, for purposes of this Article XVII, any Employee or former Employee (including any deceased Employee) who, at any time during the Plan Year that includes the Determination Date was:
               (1) an officer of a Participating Company having annual compensation in excess of $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31,
          2002);
               (2) a 5% owner of a Participating Company; or
               (3) a 1% owner of a Participating Company having annual compensation in excess of than $150,000.
     For this purpose, annual compensation means compensation within the meaning of Section 415(c) of the Code.
     For purposes of (1) above, no more than 50 Employees (or, if lesser, the greater of 3 or 10% of the Employees) shall be treated as officers.

      A 5% (or 1%, if applicable) owner means any person who owns (or is considered as owning within the meaning of Section 318 of the Code) more than 5% (1%) of the outstanding stock of the Participating Company or stock possessing more than 5% (1%) of the total combined voting power of all stock of the Participating Company.
      For purposes of applying the constructive ownership rules under Section 318(a)(2) of the Code, subparagraph (C) of such Section shall be applied by substituting "5 percent" for "50 percent."
      For purposes of determining "5% owners" and/or "1% owners," the aggregating rules of Sections 414(b), (c) and (m) of the Code shall not apply. For purposes of determining whether an Employee has compensation of more than $150,000, however, compensation from each entity required to be aggregated under Sections 414(b), (c) and/or (m) of the Code shall be taken into account.
      For purposes of determining the amount of a Participant's Account for purposes of this Section 17.3, the amount shall include the aggregate distributions under the Plan made to or with respect to the Participant during the one year period ending on the Determination Date. In the case of a distribution made for a reason other than separation from Service, death or disability, this paragraph shall be applied by substituting "five year period" for "one year period."
      The following shall not be taken into account for purposes of determining whether this Plan is a Top-Heavy Plan: (1) any rollover to the Plan that is initiated by a Participant; (2) the account value of any Participant who is not a Key Employee with respect to any Plan Year but was a Key Employee with respect to any prior Plan Year; and (3) the account value of a Participant who has not performed services for any Participating Company during the one year period ending on the Determination Date.
17.4  Aggregation.
      -----------
      Each Plan of a Participating Company required to be included in an "Aggregation Group" shall be treated as a Top-Heavy Plan if such group is a "Top-Heavy Group."
      For purposes of this Article XVII, an "Aggregation Group" shall mean: (i) each plan of a Participating Company in which a Key Employee is a Participant, and (ii) each other plan of a Participating Company which enables any plan described in (i) above to meet the requirements of Section 401(a)(4) or 410 of the Code.

      Any plan of a Participating Company that is not required to be included in an Aggregation Group may be treated as part of such group if such group would continue to meet the requirements of Section 401(a)(4) and 410 of the Code with such plan taken into account.
      For purposes of this Section 17.4, a "Top-Heavy Group" means any Aggregation Group if the sum (as of the Determination Date) of the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such group and the aggregate of the accounts of Key Employees under all defined contribution plans included in such group exceed 60% of a similar sum determined for all Employees.

                                 ARTICLE XVIII
                                 MISCELLANEOUS

18.1  No Enlargement of Employee Rights.
      ---------------------------------
          (a) This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for, or an inducement to, or a condition of, the employment of any Employee.
          (b) Nothing contained in this Plan or the Trust shall be deemed to give any Employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge or retire any Employee at any time.
          (c) No Employee, nor any other person, shall have any right to or interest in any portion of the Trust Fund other than as specifically provided in this Plan.
18.2  Mailing of Payments; Lapsed Benefits.
      ------------------------------------
          (a) All payments under the Plan shall be delivered in person or mailed to the last address of the Participant (or, in the case of the death of the Participant, to the last address of any other person entitled to such payments under the terms of the Plan) furnished pursuant to Section 18.3 below.
          (b) In the event that a benefit is payable under this Plan to a Participant or any other person and after reasonable efforts such person cannot be located for the purpose of paying the benefit for a period of three (3) consecutive years, the Committee, in its sole discretion, may determine that such person conclusively shall be presumed dead and upon the termination of such three (3) year period the benefit shall be forfeited and as soon thereafter as practicable shall be applied to reduce future Company Contributions; provided, however, should any person entitled to such benefit thereafter claim such benefit, such benefit shall be restored. Alternatively, benefits that cannot be paid may escheat to the state in accordance with applicable state law.
          (c) For purposes of this Section 18.2, the term "Beneficiary" shall include any person entitled under Section 8.9 to receive the interest of a deceased Participant or deceased designated Beneficiary. It is the intention of this provision that the benefit will be distributed to an eligible Beneficiary in a lower priority category under Section 8.9 if no eligible Beneficiary in a higher priority category can be located by the Committee after reasonable efforts have been made.
          (d) The Accounts of a Participant shall continue to be maintained until the amounts in the Accounts are paid to the Participant or his Beneficiary. Notwithstanding the foregoing, in the event that the Plan is terminated, the following rules shall apply:
               (i) All Participants (including Participants who have not previously claimed their benefits under the Plan) shall be notified of their right to receive a distribution of their interests in the Plan;
               (ii)  All Participants shall be given a reasonable length of time, which shall be specified in the notice, in which to claim their benefits;
               (iii) All Participants (and their Beneficiaries) who do not claim their benefits within the designated time period shall be presumed to be dead. The Accounts of such Participants shall be forfeited at such time. These forfeitures shall be disposed of according to rules prescribed by the Committee, which rules shall be consistent with applicable law.
               (iv) The Committee shall prescribe such rules as it may deem necessary or appropriate with respect to the notice and forfeiture rules stated above.
          (e) Should it be determined that the preceding rules relating to forfeiture of benefits upon Plan termination are inconsistent with any of the provisions of the Code and/or ERISA, these provisions shall become inoperative without the need for a Plan amendment and the Committee shall prescribe rules that are consistent with the applicable provisions of the Code and/or ERISA.

18.3  Addresses.
      ---------
      Each Participant shall be responsible for furnishing the Committee with his correct current address and the correct current name and address of his Beneficiary or Beneficiaries.
18.4  Notices and Communications.
      --------------------------
          (a) All applications, notices, designations, elections, and other communications from Participants shall be in writing, on forms prescribed by the Committee and shall be mailed or delivered to the office designated by the Committee, and shall be deemed to have been given when received by that office.
          (b) Each notice, report, remittance, statement and other communication directed to a Participant or Beneficiary shall be in writing and may be delivered in person or by mail. An item shall be deemed to have been delivered and received by the Participant when it is deposited in the United States Mail with postage prepaid, addressed to the Participant or Beneficiary at his last address of record with the Committee.
18.5  Reporting and Disclosure.
      ------------------------
      The Plan Administrator shall be responsible for the reporting and disclosure of information required to be reported or disclosed by the Plan Administrator pursuant to ERISA or any other applicable law.
18.6  Governing Law.
      -------------
      All legal questions pertaining to the Plan shall be determined in accordance with the provisions of ERISA and the laws of the State of California. All contributions made hereunder shall be deemed to have been made in California.
18.7  Interpretation.
      --------------
          (a) Article and Section headings are for convenient reference only and shall not be deemed to be part of the substance of this instrument or in any way to enlarge or limit the contents of any Article or Section. Unless the context clearly indicates otherwise, masculine gender shall include the feminine, and the singular shall include the plural and the plural the singular.
          (b) The provisions of this Plan shall in all cases be interpreted in a manner that is consistent with this Plan satisfying:

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

                (i) The requirements (of Code Section 401(a) and related statutes) for qualification as a Profit Sharing Plan; and
               (ii) The requirements (of Code Section 401(k) and related statutes) for qualification as a Qualified Cash or Deferred Arrangement.
18.8   Certain Securities Laws Rules.
       -----------------------------
       Any election or direction made under this Plan by an individual who is or may become subject to liability under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may be conditioned upon such restrictions as are necessary or appropriate to qualify for an applicable exemption under Section 16(b) of the Exchange Act, or any rule promulgated thereunder. To the extent required by Section 401(a)(4) of the Code, the rules under this Section 18.8 shall be administered in a non-discriminatory manner.
18.9   Withholding for Taxes.
       ---------------------
       Any payments out of the Trust Fund may be subject to withholding for taxes as may be required by any applicable federal or state law.
18.10  Limitation on Company; Committee and Trustee Liability.
       ------------------------------------------------------
       Any benefits payable under this Plan shall be paid or provided for solely from the Trust Fund and neither the Company, the Committee nor the Trustee assume any responsibility for the sufficiency of the assets of the Trust to provide the benefits payable hereunder.
18.11  Successors and Assigns.
       ----------------------
       This Plan and the Trust established hereunder shall inure to the benefit or, and be binding upon, the parties hereto and their successors and assigns.
18.12  Counterparts.
       ------------
       This Plan document may be executed in any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

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

     IN WITNESS WHEREOF, in order to record the adoption of this Plan, Mattel, Inc. has caused this instrument to be executed by its duly authorized officers this 8th day of November, 2001, effective, however, as of October 1, 2001, except as otherwise expressly provided herein.

                                        MATTEL, INC.


                                        By: /s/ Alan Kaye
                                           ---------------------------
                                           Alan Kaye, Senior Vice President
                                           Human Resources

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